Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	2Q14

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5
Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Revenues by Business	19

Corporate / Other	20

Regional Totals
North America	21
EMEA	22
Latin America	23
Asia	24

Citi Holdings
Income Statement and Balance Sheet Data	25
Consumer Key Indicators	26 - 27

Citigroup Supplemental Detail
Average Balances and Interest Rates	28
Deposits	29
Loans
Citicorp	30
Citi Holdings / Total Citigroup	31
Consumer Loan Delinquency Amounts and Ratios
90+ Days	32
30-89 Days	33
Allowance for Credit Losses
Total Citigroup	34
Consumer and Corporate	35 - 36
Components of Provision for Loan Losses
Citicorp	37
Citi Holdings / Total Citigroup	38
Non-Accrual Assets
Total Citigroup	39
Citicorp	40
Citi Holdings	41

Reconciliation of Non-GAAP Financial Measures	42

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

							2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q		(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014		1Q14	2Q13	2013	2014	(Decrease)

Total Revenues, Net of Interest Expense	$20,488	$17,904	$17,779	$20,124	$19,342		(4)%	(6)%	$40,736	$39,466	(3)%
Total Operating Expenses	12,149	11,679	12,292	12,149	15,521		28%	28%	24,437	27,670	13%
Net Credit Losses (NCLs)	2,608	2,430	2,547	2,439	2,189		(10)%	(16)%	5,486	4,628	(16)%
Credit Reserve Build / (Release)	(781)	(778)	(636)	(646)	(610)		6%	22%	(1,445)	(1,256)	13%
Provision for Unfunded Lending Commitments	(3)	103	(34)	(27)	(31)		(15)%	NM	11	(58)	NM
Provision for Benefits & Claims	200	204	195	208	182		(13)%	(9)%	431	390	(10)%
Provision for Credit Losses and for Benefits and Claims	2,024	1,959	2,072	1,974	1,730		(12)%	(15)%	4,483	3,704	(17)%
Income from Continuing Operations before Income Taxes	6,315	4,266	3,415	6,001	2,091		(65)%	(67)%	11,816	8,092	(32)%
Income Taxes (benefits)	2,127	1,080	1,090	2,050	1,838		(10)%	(14)%	3,697	3,888	5%
Income from Continuing Operations	$4,188	$3,186	$2,325	$3,951	$253		(94)%	(94)%	$8,119	$4,204	(48)%
Income (Loss) from Discontinued Operations, net of Taxes	30	92	181	37	(22)		NM	NM	(3)	15	NM
Net Income before Noncontrolling Interests	4,218	3,278	2,506	3,988	231		(94)%	(95)%	8,116	4,219	(48)%
Net Income Attributable to Noncontrolling Interests	36	51	50	45	50		11%	39%	126	95	(25)%
Citigroup’s Net Income	$4,182	$3,227	$2,456	$3,943	$181		(95)%	(96)%	$7,990	$4,124	(48)%

Diluted Earnings Per Share:
Income from Continuing Operations	$1.33	$0.98	$0.71	$1.22	$0.03		(98)%	(98)%	$2.57	$1.26	(51)%
Citigroup’s Net Income	$1.34	$1.00	$0.77	$1.23	$0.03		(98)%	(98)%	$2.57	$1.26	(51)%
Shares (in millions):
Average Basic	3,040.7	3,034.3	3,028.0	3,037.4	3,033.8		—	—	3,040.4	3,035.6	—
Average Diluted	3,046.3	3,040.9	3,034.6	3,043.3	3,038.3		—	—	3,045.5	3,040.8	—
Common Shares Outstanding, at period end	3,041.0	3,033.0	3,029.2	3,037.8	3,031.8		—	—

Preferred Dividends - Basic	$9	$110	$71	$124	$100		(19)%	NM	$13	$224	NM
Preferred Dividends - Diluted	$9	$110	$71	$124	$100		(19)%	NM	$13	$224	NM

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$4,061	$2,965	$2,161	$3,720	$102		(97)%	(97)%	$7,825	$3,821	(51)%
Citigroup’s Net Income	$4,090	$3,056	$2,338	$3,757	$80		(98)%	(98)%	$7,822	$3,836	(51)%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$4,061	$2,966	$2,161	$3,720	$102		(97)%	(97)%	$7,826	$3,822	(51)%
Citigroup’s Net Income	$4,091	$3,056	$2,338	$3,757	$80		(98)%	(98)%	$7,823	$3,836	(51)%

Financial Ratios:
Estimated Basel III Tier 1 Common Ratio (1)	10.03%	10.50%	10.11%	10.47%	10.6	%*
Estimated Basel III Tier 1 Capital Ratio (1)	10.38%	10.93%	10.74%	11.12%	11.4	%*
Estimated Basel III Total Capital Ratio (1)	12.80%	13.15%	12.08%	12.53%	12.8	%*
Estimated Basel III Supplementary Leverage Ratio (2)	4.89%	5.09%	5.40%	5.61%	5.7	%*
Return on Average Assets	0.88%	0.69%	0.52%	0.85%	0.04	%*			0.85%	0.44%
Efficiency Ratio	59%	65%	69%	60%	80%				60%	70%
Return on Average Common Equity	8.8%	6.4%	4.8%	7.8%	0.2	%*

Balance Sheet Data, EOP (in billions of dollars, except Book Value per Share):
Total Assets	$1,884.0	$1,899.5	$1,880.4	$1,894.7	$1,910.3		1%	1%
Total Average Assets	1,898.9	1,859.5	1,888.0	1,888.3	1,903.3		1%	—	1,892.9	1,895.8	—
Total Deposits	938.4	955.5	968.3	966.3	966.0		—	3%
Citigroup’s Stockholders’ Equity	195.9	200.8	204.3	208.5	211.4		1%	8%
Book Value Per Share	$63.02	$64.49	$65.23	$66.25	$66.76		1%	6%
Tangible Book Value Per Share (3)	$53.10	$54.52	$55.31	$56.40	$56.89		1%	7%

Direct Staff (in thousands)	253	252	251	248	244		(2)%	(4)%

(1)              Citigroup’s estimated Basel III Tier 1 Common ratio, which reflects full implementation assumed for related capital components, is a non-GAAP financial measure. Citigroup’s estimated Basel III Capital ratios and related components as of June 30, 2013 are based on the proposed U.S. Basel III rules, and with full implementation assumed for capital components; whereas September 30, 2013 and after are based on the final U.S. Basel III rules, and with full implementation assumed for capital components. For all periods, estimated Basel III risk-weighted assets are based on the “advanced approaches” for determining total risk-weighted assets.  In addition, December 31, 2013 estimated Basel III Tier 1 Common ratio was adjusted to include on a pro forma basis, approximately $56 billion of additional operational risk risk-weighted assets related to Citigroup’s approved exit from Basel III parallel reporting, effective in the second quarter of 2014.  See page 42 for a reconciliation of this measure to reported results.

(2)              Citigroup’s estimated Basel III Supplementary Leverage ratio (SLR) and certain related components are non-GAAP financial measures.  See page 42 for additional information.

(3)            Tangible book value per share is a non-GAAP financial measure.  See page 42 for a reconciliation of this measure.

*                      Preliminary

Note:  Ratios and returns are calculated based on the displayed numbers.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)
Revenues
Interest revenue	$15,840	$15,463	$15,707	$15,350	$15,561	1%	(2)%	$31,800	$30,911	(3)%
Interest expense	4,158	3,952	3,737	3,591	3,615	1%	(13)%	8,488	7,206	(15)%
Net interest revenue	11,682	11,511	11,970	11,759	11,946	2%	2%	23,312	23,705	2%

Commissions and fees	3,293	3,061	3,152	3,134	3,491	11%	6%	6,728	6,625	(2)%
Principal transactions	2,684	1,149	965	2,888	1,843	(36)%	(31)%	5,188	4,731	(9)%
Administrative and other fiduciary fees	1,083	968	970	1,009	1,029	2%	(5)%	2,151	2,038	(5)%
Realized gains (losses) on investments	251	63	(16)	128	84	(34)%	(67)%	701	212	(70)%
Other-than-temporary impairment losses on investments and other assets	(162)	(39)	(73)	(201)	(37)	82%	77%	(423)	(238)	44%
Insurance premiums	582	556	552	595	488	(18)%	(16)%	1,172	1,083	(8)%
Other revenue	1,075	635	259	812	498	(39)%	(54)%	1,907	1,310	(31)%
Total non-interest revenues	8,806	6,393	5,809	8,365	7,396	(12)%	(16)%	17,424	15,761	(10)%
Total revenues, net of interest expense	20,488	17,904	17,779	20,124	19,342	(4)%	(6)%	40,736	39,466	(3)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	2,608	2,430	2,547	2,439	2,189	(10)%	(16)%	5,486	4,628	(16)%
Credit reserve build / (release)	(781)	(778)	(636)	(646)	(610)	6%	22%	(1,445)	(1,256)	13%
Provision for loan losses	1,827	1,652	1,911	1,793	1,579	(12)%	(14)%	4,041	3,372	(17)%
Policyholder benefits and claims	200	204	195	208	182	(13)%	(9)%	431	390	(10)%
Provision for unfunded lending commitments	(3)	103	(34)	(27)	(31)	(15)%	NM	11	(58)	NM
Total provisions for credit losses and for benefits and claims	2,024	1,959	2,072	1,974	1,730	(12)%	(15)%	4,483	3,704	(17)%

Operating Expenses
Compensation and benefits	6,075	5,828	5,729	6,010	6,028	—	(1)%	12,410	12,038	(3)%
Premises and Equipment	762	763	796	805	819	2%	7%	1,606	1,624	1%
Technology / communication expense	1,486	1,568	1,552	1,530	1,619	6%	9%	3,016	3,149	4%
Advertising and marketing expense	480	458	501	458	460	—	(4)%	929	918	(1)%
Other operating	3,346	3,062	3,714	3,346	6,595	97%	97%	6,476	9,941	54%
Total operating expenses	12,149	11,679	12,292	12,149	15,521	28%	28%	24,437	27,670	13%

Income from Continuing Operations before Income Taxes	6,315	4,266	3,415	6,001	2,091	(65)%	(67)%	11,816	8,092	(32)%
Provision (benefits) for income taxes	2,127	1,080	1,090	2,050	1,838	(10)%	(14)%	3,697	3,888	5%

Income from Continuing Operations	4,188	3,186	2,325	3,951	253	(94)%	(94)%	8,119	4,204	(48)%
Discontinued Operations (1)
Income (Loss) from Discontinued Operations	51	33	(223)	40	(3)	NM	NM	(52)	37	NM
Gain (Loss) on Sale	—	6	206	—	—	—	—	56	—	(100)%
Provision (benefits) for income taxes	21	(53)	(198)	3	19	NM	(10)%	7	22	NM
Income (Loss) from Discontinued Operations, net of taxes	30	92	181	37	(22)	NM	NM	(3)	15	NM

Net Income before Noncontrolling Interests	4,218	3,278	2,506	3,988	231	(94)%	(95)%	8,116	4,219	(48)%

Net Income attributable to noncontrolling interests	36	51	50	45	50	11%	39%	126	95	(25)%
Citigroup’s Net Income	$4,182	$3,227	$2,456	$3,943	$181	(95)%	(96)%	$7,990	$4,124	(48)%

(1)                                 Discontinued operations primarily reflect the following:

a)                                     In the second quarter of 2013, Citi executed a definitive agreement to sell its Brazil Credicard business (Credicard).  The second quarter of 2013 also includes residual amounts related to previous discontinued operations. All historical periods have been reclassified to reflect Credicard as discontinued operations.

b)                                     In the third quarter of 2013, residual tax release amounts related to the sale of Citi’s German consumer branch business (German consumer business).

c)                                      In the fourth quarter of 2013, Citi completed the sale of Credicard resulting in a $189 million after-tax benefit to discontinued operations.

d)                                     In the first quarter of 2014, residual amounts related to the sale of Credicard and the Egg credit card business (Egg).

e)                                      In the second quarter of 2014, residual amounts related to the sale of Credicard, German consumer business and Egg.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						2Q14 Increase
	June 30,	September 30,	December 31,	March 31,	June 30,	(Decrease) from
	2013	2013	2013	2014	2014 (1)	1Q14	2Q13
Assets
Cash and due from banks (including segregated cash and other deposits)	$31,145	$32,810	$29,885	$33,380	$35,268	6%	13%
Deposits with banks	158,028	172,659	169,005	171,020	153,817	(10)%	(3)%
Fed funds sold and securities borr’d or purch under agree. to resell	263,205	273,679	257,037	263,398	250,353	(5)%	(5)%
Brokerage receivables	33,484	24,976	25,674	32,484	41,864	29%	25%
Trading account assets	306,570	291,722	285,928	278,180	290,776	5%	(5)%
Investments
Available-for-sale and non-marketable equity securities	290,738	292,717	298,381	302,300	303,293	—	4%
Held-to-maturity	9,602	10,808	10,599	10,600	22,330	NM	NM
Total Investments	300,340	303,525	308,980	312,900	325,623	4%	8%
Loans, net of unearned income
Consumer	382,152	387,822	393,831	384,661	384,345	—	1%
Corporate	261,589	269,729	271,641	279,560	283,159	1%	8%
Loans, net of unearned income	643,741	657,551	665,472	664,221	667,504	—	4%
Allowance for loan losses	(21,580)	(20,605)	(19,648)	(18,923)	(17,890)	5%	17%
Total loans, net	622,161	636,946	645,824	645,298	649,614	1%	4%
Goodwill	24,896	25,098	25,009	25,008	25,087	—	1%
Intangible assets (other than MSRs)	4,981	4,888	5,056	4,891	4,702	(4)%	(6)%
Mortgage servicing rights (MSRs)	2,524	2,580	2,718	2,586	2,282	(12)%	(10)%
Other assets	133,348	127,308	125,266	125,591	130,884	4%	(2)%
Assets related to discontinued operations held for sale	3,306	3,320	—	—	—	—	(100)%
Total assets	$1,883,988	$1,899,511	$1,880,382	$1,894,736	$1,910,270	1%	1%

Liabilities
Non-interest-bearing deposits in U.S. offices	$124,141	$130,273	$128,399	$135,632	$138,659	2%	12%
Interest-bearing deposits in U.S. offices	270,687	266,322	284,164	280,549	281,029	—	4%
Total U.S. Deposits	394,828	396,595	412,563	416,181	419,688	1%	6%
Non-interest-bearing deposits in offices outside the U.S.	63,793	66,028	69,406	69,263	74,300	7%	16%
Interest-bearing deposits in offices outside the U.S.	479,806	492,837	486,304	480,819	472,046	(2)%	(2)%
Total International Deposits	543,599	558,865	555,710	550,082	546,346	(1)%	1%

Total deposits	938,427	955,460	968,273	966,263	966,034	—	3%
Fed funds purch and securities loaned or sold under agree. to repurch.	218,252	216,387	203,512	190,676	183,912	(4)%	(16)%
Brokerage payables	61,705	56,992	53,707	59,407	62,323	5%	1%
Trading account liabilities	123,022	122,048	108,762	124,040	123,370	(1)%	—
Short-term borrowings	58,743	58,904	58,944	58,903	59,534	1%	1%
Long-term debt	220,959	221,593	221,116	222,747	226,984	2%	3%
Other liabilities (2)	62,992	63,349	59,935	62,458	75,014	20%	19%
Liabilities related to discontinued operations held for sale	2,062	2,039	—	—	—	—	(100)%
Total liabilities	$1,686,162	$1,696,772	$1,674,249	$1,684,494	$1,697,171	1%	1%

Equity
Stockholders’ equity
Preferred stock	$4,293	$5,243	$6,738	$7,218	$8,968	24%	NM
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	106,876	107,030	107,193	107,505	107,669	—	1%
Retained earnings	105,725	108,812	111,168	115,091	115,361	—	9%
Treasury stock	(1,075)	(1,472)	(1,658)	(2,237)	(2,520)	(13)%	NM
Accumulated other comprehensive income (loss)	(19,924)	(18,798)	(19,133)	(19,146)	(18,147)	5%	9%
Total common equity	$191,633	$195,603	$197,601	$201,244	$202,394	1%	6%

Total Citigroup stockholders’ equity	$195,926	$200,846	$204,339	$208,462	$211,362	1%	8%
Noncontrolling interests	1,900	1,893	1,794	1,780	1,737	(2)%	(9)%
Total equity	197,826	202,739	206,133	210,242	213,099	1%	8%
Total liabilities and equity	$1,883,988	$1,899,511	$1,880,382	$1,894,736	$1,910,270	1%	1%

(1)                   Preliminary

(2)                   Includes allowance for credit losses for letters of credit and unfunded lending commitments.  See page 34 for amounts by period.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUES (In millions of dollars)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)

CITICORP
Global Consumer Banking
North America	$5,053	$4,739	$4,874	$4,783	$4,782	—	(5)%	$10,163	$9,565	(6)%
EMEA	364	359	358	347	359	3%	(1)%	732	706	(4)%
Latin America	2,333	2,272	2,403	2,268	2,324	2%	—	4,641	4,592	(1)%
Asia	1,968	1,862	1,834	1,895	1,916	1%	(3)%	3,928	3,811	(3)%
Total	9,718	9,232	9,469	9,293	9,381	1%	(3)%	19,464	18,674	(4)%

Institutional Clients Group
North America	3,245	2,439	2,212	3,558	3,146	(12)%	(3)%	6,822	6,704	(2)%
EMEA	3,088	2,147	2,032	2,782	2,441	(12)%	(21)%	5,841	5,223	(11)%
Latin America	1,223	1,095	1,151	1,102	1,150	4%	(6)%	2,446	2,252	(8)%
Asia	2,004	1,691	1,649	1,792	1,726	(4)%	(14)%	4,042	3,518	(13)%
Total	9,560	7,372	7,044	9,234	8,463	(8)%	(11)%	19,151	17,697	(8)%

Corporate / Other	114	42	(41)	141	35	(75)%	(69)%	120	176	47%

Total Citicorp	19,392	16,646	16,472	18,668	17,879	(4)%	(8)%	38,735	36,547	(6)%

Total Citi Holdings	1,096	1,258	1,307	1,456	1,463	—	33%	2,001	2,919	46%

Total Citigroup - Net Revenues	20,488	17,904	17,779	20,124	19,342	(4)%	(6)%	40,736	39,466	(3)%

Credit valuation adjustment (CVA) on derivatives (counterparty and own-credit, excluding monolines), net of hedges; and debt valuation adjustments (DVA) on Citigroup’s fair value option debt (1) {CVA/DVA}	477	(336)	(164)	7	(33)	NM	NM	158	(26)	NM

Total Citigroup - Net Revenues - Excluding CVA/DVA (2)	$20,011	$18,240	$17,943	$20,117	$19,375	(4)%	(3)%	$40,578	$39,492	(3)%

(1)                    Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(2)                    Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$1,084	$894	$858	$1,020	$1,077	6%	(1)%	$2,158	$2,097	(3)%
EMEA	22	13	(1)	15	15	—	(32)%	23	30	30%
Latin America	346	264	371	311	299	(4)%	(14)%	702	610	(13)%
Asia	410	364	313	381	214	(44)%	(48)%	804	595	(26)%
Total	1,862	1,535	1,541	1,727	1,605	(7)%	(14)%	3,687	3,332	(10)%

Institutional Clients Group
North America	984	508	395	1,289	1,068	(17)%	9%	2,240	2,357	5%
EMEA	1,003	374	401	779	557	(28)%	(44)%	1,657	1,336	(19)%
Latin America	527	427	202	341	430	26%	(18)%	999	771	(23)%
Asia	622	431	470	556	507	(9)%	(18)%	1,310	1,063	(19)%
Total	3,136	1,740	1,468	2,965	2,562	(14)%	(18)%	6,206	5,527	(11)%

Corporate / Other	(229)	20	(256)	(458)	(432)	6%	(89)%	(394)	(890)	NM

Total Citicorp	4,769	3,295	2,753	4,234	3,735	(12)%	(22)%	9,499	7,969	(16)%

Total Citi Holdings	(581)	(109)	(428)	(283)	(3,482)	NM	NM	(1,380)	(3,765)	NM

Income From Continuing Operations	4,188	3,186	2,325	3,951	253	(94)%	(94)%	8,119	4,204	(48)%

Discontinued Operations	30	92	181	37	(22)	NM	NM	(3)	15	NM

Net Income Attributable to Noncontrolling Interests	36	51	50	45	50	11%	39%	126	95	(25)%

Citigroup’s Net Income	$4,182	$3,227	$2,456	$3,943	$181	(95)%	(96)%	$7,990	$4,124	(48)%

CVA/DVA (after-tax) (1)	293	(208)	(100)	4	(20)	NM	NM	95	(16)	NM

Total Citigroup - Net Income - Excluding CVA/DVA (2)	$3,889	$3,435	$2,556	$3,939	$201	(95)%	(95)%	$7,895	$4,140	(48)%

(1)      Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(2)      Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)
Revenues
Net interest revenue	$10,898	$10,735	$11,099	$10,856	$10,974	1%	1%	$21,775	$21,830	—
Non-interest revenue	8,494	5,911	5,373	7,812	6,905	(12)%	(19)%	16,960	14,717	(13)%
Total revenues, net of interest expense	19,392	16,646	16,472	18,668	17,879	(4)%	(8)%	38,735	36,547	(6)%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	1,838	1,795	1,812	1,920	1,790	(7)%	(3)%	3,786	3,710	(2)%
Credit reserve build / (release)	(301)	(104)	(104)	(305)	(414)	(36)%	(38)%	(618)	(719)	(16)%
Provision for loan losses	1,537	1,691	1,708	1,615	1,376	(15)%	(10)%	3,168	2,991	(6)%
Provision for benefits & claims	46	51	52	53	39	(26)%	(15)%	109	92	(16)%
Provision for unfunded lending commitments	(10)	108	(26)	(23)	(28)	(22)%	NM	8	(51)	NM
Total provisions for credit losses and for benefits and claims	1,573	1,850	1,734	1,645	1,387	(16)%	(12)%	3,285	3,032	(8)%

Total operating expenses	10,585	10,283	10,799	10,605	11,007	4%	4%	21,356	21,612	1%

Income from Continuing Operations before Income Taxes	7,234	4,513	3,939	6,418	5,485	(15)%	(24)%	14,094	11,903	(16)%
Provision for income taxes	2,465	1,218	1,186	2,184	1,750	(20)%	(29)%	4,595	3,934	(14)%

Income from Continuing Operations	4,769	3,295	2,753	4,234	3,735	(12)%	(22)%	9,499	7,969	(16)%

Income (loss) from Discontinued Operations, net of taxes	30	92	181	37	(22)	NM	NM	(3)	15	NM

Noncontrolling interests	35	45	46	44	50	14%	43%	120	94	(22)%
Citicorp’s Net Income	$4,764	$3,342	$2,888	$4,227	$3,663	(13)%	(23)%	$9,376	$7,890	(16)%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,753	$1,778	$1,763	$1,781	$1,799	1%	3%

Average Assets	$1,756	$1,735	$1,769	$1,773	$1,791	1%	2%	$1,745	$1,782	2%
Return on Average Assets	1.09%	0.76%	0.65%	0.97%	0.82%			1.08%	0.89%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	55%	62%	66%	57%	62%			55%	59.1%
Total EOP Loans	$544	$561	$573	$575	$585	2%	8%
Total EOP Deposits	$874	$914	$932	$937	$947	1%	8%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)

Net Interest Revenue	$7,067	$7,100	$7,315	$7,056	$7,182	2%	2%	$14,233	$14,238	—
Non-Interest Revenue	2,651	2,132	2,154	2,237	2,199	(2)%	(17)%	5,231	4,436	(15)%
Total Revenues, Net of Interest Expense	9,718	9,232	9,469	9,293	9,381	1%	(3)%	19,464	18,674	(4)%
Total Operating Expenses	5,285	5,189	5,361	5,190	5,461	5%	3%	10,637	10,651	—
Net Credit Losses	1,785	1,730	1,787	1,786	1,781	—	—	3,694	3,567	(3)%
Credit Reserve Build / (Release)	(237)	(85)	(7)	(218)	(318)	(46)%	(34)%	(577)	(536)	7%
Provision for Unfunded Lending Commitments	9	15	(2)	(3)	(3)	—	NM	24	(6)	NM
Provision for Benefits & Claims	46	51	52	53	39	(26)%	(15)%	109	92	(16)%
Provision for Loan Losses and for Benefits and Claims	1,603	1,711	1,830	1,618	1,499	(7)%	(6)%	3,250	3,117	(4)%
Income from Continuing Operations before Taxes	2,830	2,332	2,278	2,485	2,421	(3)%	(14)%	5,577	4,906	(12)%
Income Taxes	968	797	737	758	816	8%	(16)%	1,890	1,574	(17)%
Income from Continuing Operations	1,862	1,535	1,541	1,727	1,605	(7)%	(14)%	3,687	3,332	(10)%
Noncontrolling Interests	6	4	2	8	6	(25)%	—	11	14	27%
Net Income	$1,856	$1,531	$1,539	$1,719	$1,599	(7)%	(14)%	$3,676	$3,318	(10)%
Average Assets (in billions of dollars)	$391	$391	$399	$397	$400	1%	2%	$396	$399	1%
Return on Average Assets (ROA) (1)	1.90%	1.55%	1.53%	1.76%	1.60%			1.88%	1.68%
Efficiency Ratio	54%	56%	57%	56%	58%			55%	57%

Net Credit Losses as a % of Average Loans (1)	2.54%	2.41%	2.40%	2.45%	2.39%			2.62%	2.42%

Revenue by Business
Retail Banking	$4,542	$3,928	$3,939	$4,017	$4,069	1%	(10)%	$9,074	$8,086	(11)%
Cards (2)	5,176	5,304	5,530	5,276	5,312	1%	3%	10,390	10,588	2%
Total	$9,718	$9,232	$9,469	$9,293	$9,381	1%	(3)%	$19,464	$18,674	(4)%

Net Credit Losses by Business
Retail Banking	$299	$336	$370	$343	$340	(1)%	14%	$637	$683	7%
Cards (2)	1,486	1,394	1,417	1,443	1,441	—	(3)%	3,057	2,884	(6)%
Total	$1,785	$1,730	$1,787	$1,786	$1,781	—	—	$3,694	$3,567	(3)%

Income (loss) from Continuing Operations by Business
Retail Banking	$665	$257	$318	$436	$362	(17)%	(46)%	$1,332	$798	(40)%
Cards (2)	1,197	1,278	1,223	1,291	1,243	(4)%	4%	2,355	2,534	8%
Total	$1,862	$1,535	$1,541	$1,727	$1,605	(7)%	(14)%	$3,687	$3,332	(10)%

FX Translation Impact:
Total Revenue - as Reported	$9,718	$9,232	$9,469	$9,293	$9,381	1%	(3)%	$19,464	$18,674	(4)%
Impact of FX Translation (3)	(99)	20	3	74	—			(346)	—
Total Revenues - Ex-FX (4)	$9,619	$9,252	$9,472	$9,367	$9,381	—	(2)%	$19,118	$18,674	(2)%

Total Operating Expenses - as Reported	$5,285	$5,189	$5,361	$5,190	$5,461	5%	3%	$10,637	$10,651	—
Impact of FX Translation (3)	(45)	11	4	43	—			(186)	—
Total Operating Expenses - Ex-FX (4)	$5,240	$5,200	$5,365	$5,233	$5,461	4%	4%	$10,451	$10,651	2%

Total Provisions for LLR & PBC - as Reported	$1,603	$1,711	$1,830	$1,618	$1,499	(7)%	(6)%	$3,250	$3,117	(4)%
Impact of FX Translation (3)	(13)	10	5	19	—			(65)	—
Total Provisions for LLR & PBC - Ex-FX (4)	$1,590	$1,721	$1,835	$1,637	$1,499	(8)%	(6)%	$3,185	$3,117	(2)%

Net Income - as Reported	$1,856	$1,531	$1,539	$1,719	$1,599	(7)%	(14)%	$3,676	$3,318	(10)%
Impact of FX Translation (3)	(28)	(19)	—	4	—			(58)	—
Net Income - Ex-FX (4)	$1,828	$1,512	$1,539	$1,723	$1,599	(7)%	(13)%	$3,618	$3,318	(8)%

(1)   Under U.S. GAAP, historival balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes (under I.S GAAP) the Brazil Creditcard discontinued operations, the averages used in the calculation have been adjusted to exclude Brazil Credicard discontinued operations.  Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S. GAAP related to the Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Credicard discontinued operations.

(2)   Includes both Citi-Branded Cards and Citi Retail Services.

(3)   Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2014 exchange rates for all periods presented.

(4)   Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

						2Q14 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2013	2013	2013	2014	2014	1Q14	2Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	3,816	3,777	3,729	3,601	3,463	(4)%	(9)%
Accounts (in millions)	64.9	64.7	64.4	64.2	64.4	—	(1)%
Average Deposits	$325.5	$323.7	$328.8	$330.4	$334.9	1%	3%
Investment Sales	$28.0	$23.7	$23.4	$27.2	$27.0	(1)%	(4)%
Investment AUMs	$156.3	$161.1	$166.4	$168.9	$177.2	5%	13%
Average Loans	$144.7	$146.9	$150.8	$152.1	$156.9	3%	8%
EOP Loans:
Real Estate Lending	$73.8	$76.4	$78.0	$79.5	$81.8	3%	11%
Commercial Markets	40.6	41.0	41.9	42.6	43.4	2%	7%
Personal and Other	30.5	30.6	31.7	32.3	33.4	3%	10%
EOP Loans	$144.9	$148.0	$151.6	$154.4	$158.6	3%	9%

Net Interest Revenue (in millions) (1)	$2,644	$2,552	$2,554	$2,454	$2,549	4%	(4)%
As a % of Average Loans	7.33%	6.89%	6.72%	6.54%	6.52%

Net Credit Losses (in millions)	$299	$336	$370	$343	$340	(1)%	14%
As a % of Average Loans	0.83%	0.91%	0.97%	0.91%	0.87%
Loans 90+ Days Past Due (in millions) (2)	$849	$872	$952	$992	$1,015	2%	20%
As a % of EOP Loans	0.59%	0.59%	0.63%	0.65%	0.64%
Loans 30-89 Days Past Due (in millions) (2)	$1,085	$1,109	$1,049	$991	$1,032	4%	(5)%
As a % of EOP Loans	0.76%	0.76%	0.70%	0.65%	0.66%

Cards Key Indicators (in millions of dollars, except as otherwise noted) (3) (4)
EOP Open Accounts	128.3	141.8	141.8	139.8	140.3	—	9%
Purchase Sales (in billions)	$91.2	$90.2	$99.3	$85.4	$95.1	11%	4%

Average Loans (in billions) (5)	$137.5	$138.3	$145.1	$143.7	$142.0	(1)%	3%
EOP Loans (in billions) (5)	$138.5	$144.7	$150.4	$141.8	$143.9	1%	4%
Average Yield (6)	13.62%	13.87%	13.39%	13.51%	13.56%
Net Interest Revenue (7)	$4,423	$4,548	$4,761	$4,602	$4,633	1%	5%
As a % of Average Loans (7)	12.90%	13.05%	13.02%	12.99%	13.09%
Net Credit Losses	$1,486	$1,394	$1,417	$1,443	$1,441	—	(3)%
As a % of Average Loans	4.33%	4.00%	3.87%	4.07%	4.07%
Net Credit Margin (8)	$3,678	$3,892	$4,097	$3,825	$3,861	1%	5%
As a % of Average Loans (8)	10.73%	11.16%	11.20%	10.80%	10.91%
Loans 90+ Days Past Due	$1,795	$1,827	$2,021	$1,916	$1,790	(7)%	—
As a % of EOP Loans	1.30%	1.26%	1.34%	1.35%	1.24%
Loans 30-89 Days Past Due	$1,882	$2,106	$2,171	$2,024	$1,940	(4)%	3%
As a % of EOP Loans	1.36%	1.46%	1.44%	1.43%	1.35%

(1)         Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See Note 1 on North America Global Consumer Banking on page 10.

(3)         Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S. GAAP related to the Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Credicard discontinued operations.

(4)         Includes the impact of adding approximately 13 million credit card accounts and $7 billion of loans related to the previously announced acquisition of Best Buy’s U.S. credit card portfolio in the third quarter of 2013.

(5)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(6)         Average yield is gross interest revenue earned divided by average loans.

(7)         Net interest revenue includes certain fees that are recorded as interest revenue.

(8)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)

Net Interest Revenue	$4,065	$4,136	$4,306	$4,186	$4,210	1%	4%	$8,216	$8,396	2%
Non-Interest Revenue	988	603	568	597	572	(4)%	(42)%	1,947	1,169	(40)%
Total Revenues, Net of Interest Expense	5,053	4,739	4,874	4,783	4,782	—	(5)%	10,163	9,565	(6)%
Total Operating Expenses	2,450	2,423	2,482	2,431	2,342	(4)%	(4)%	4,945	4,773	(3)%
Net Credit Losses	1,190	1,083	1,106	1,103	1,070	(3)%	(10)%	2,445	2,173	(11)%
Credit Reserve Build / (Release)	(351)	(228)	(87)	(271)	(397)	(46)%	(13)%	(721)	(668)	7%
Provision for Unfunded Lending Commitments	—	3	3	2	1	(50)%	100%	—	3	NM
Provision for Benefits & Claims	13	17	16	6	12	100%	(8)%	27	18	(33)%
Provision for Loan Losses and for Benefits and Claims	852	875	1,038	840	686	(18)%	(19)%	1,751	1,526	(13)%
Income from Continuing Operations before Taxes	1,751	1,441	1,354	1,512	1,754	16%	—	3,467	3,266	(6)%
Income Taxes (benefits)	667	547	496	492	677	38%	1%	1,309	1,169	(11)%
Income from Continuing Operations	1,084	894	858	1,020	1,077	6%	(1)%	2,158	2,097	(3)%
Noncontrolling Interests	1	—	1	1	(1)	NM	NM	1	—	(100)%
Net Income	$1,083	$894	$857	$1,019	$1,078	6%	—	$2,157	$2,097	(3)%
Average Assets (in billions of dollars)	$172	$173	$178	$178	$176	(1)%	2%	$174	$177	2%
Return on Average Assets	2.53%	2.05%	1.91%	2.32%	2.46%			2.50%	2.39%
Efficiency Ratio	48%	51%	51%	51%	49%			49%	50%

Net Credit Losses as a % of Average Loans	3.29%	2.88%	2.82%	2.87%	2.78%			3.34%	2.82%

Revenue by Business
Retail Banking	$1,592	$1,124	$1,087	$1,139	$1,173	3%	(26)%	$3,165	$2,312	(27)%
Citi-Branded Cards	1,978	2,087	2,120	2,019	2,028	—	3%	4,004	4,047	1%
Citi Retail Services	1,483	1,528	1,667	1,625	1,581	(3)%	7%	2,994	3,206	7%
Total	$5,053	$4,739	$4,874	$4,783	$4,782	—	(5)%	$10,163	$9,565	(6)%

Net Credit Losses by Business
Retail Banking	$44	$38	$47	$35	$35	—	(20)%	$99	$70	(29)%
Citi-Branded Cards	665	610	588	587	570	(3)%	(14)%	1,357	1,157	(15)%
Citi Retail Services	481	435	471	481	465	(3)%	(3)%	989	946	(4)%
Total	$1,190	$1,083	$1,106	$1,103	$1,070	(3)%	(10)%	$2,445	$2,173	(11)%

Income (loss) from Continuing Operations by Business
Retail Banking	$257	$(37)	$(21)	$17	$89	NM	(65)%	$469	$106	(77)%
Citi-Branded Cards	440	548	522	566	558	(1)%	27%	872	1,124	29%
Citi Retail Services	387	383	357	437	430	(2)%	11%	817	867	6%
Total	$1,084	$894	$858	$1,020	$1,077	6%	(1)%	$2,158	$2,097	(3)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						2Q14 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2013	2013	2013	2014	2014	1Q14	2Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	983	983	983	962	912	(5)%	(7)%
Accounts (in millions)	12.0	12.1	12.0	12.1	12.0	(1)%	—
Investment Sales	$3.9	$3.1	$3.3	$3.9	$3.8	(3)%	(3)%
Investment AUMs	$31.4	$32.3	$33.8	$34.6	$35.9	4%	14%

Average Deposits	$165.1	$166.5	$168.6	$170.7	$171.0	—	4%

Average Loans	$41.0	$42.9	$43.8	$44.8	$45.6	2%	11%

EOP Loans:
Real Estate Lending	$32.2	$33.6	$34.3	$35.1	$36.4	4%	13%
Commercial Markets	8.4	8.5	8.7	8.7	8.5	(2)%	1%
Personal and Other	1.1	1.1	1.1	1.2	1.3	8%	18%
Total EOP Loans	$41.7	$43.2	$44.1	$45.0	$46.2	3%	11%

Mortgage Originations	$17.2	$14.5	$8.3	$5.2	$6.2	19%	(64)%

Third Party Mortgage Servicing Portfolio (EOP)	$177.9	$180.3	$180.6	$178.8	$175.9	(2)%	(1)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$588.5	$167.0	$142.9	$127.7	$133.9	5%	(77)%

Saleable Mortgage Rate Locks	$13.0	$7.1	$4.5	$3.6	$4.2	17%	(68)%

Net Interest Revenue on Loans (in millions)	$242	$232	$234	$244	$261	7%	8%
As a % of Avg. Loans	2.37%	2.15%	2.12%	2.21%	2.30%

Net Credit Losses (in millions)	$44	$38	$47	$35	$35	—	(20)%
As a % of Avg. Loans	0.43%	0.35%	0.43%	0.32%	0.31%

Loans 90+ Days Past Due (in millions) (1)	$285	$277	$257	$243	$227	(7)%	(20)%
As a % of EOP Loans	0.71%	0.66%	0.60%	0.55%	0.50%
Loans 30-89 Days Past Due (in millions) (1)	$217	$209	$205	$177	$203	15%	(6)%
As a % of EOP Loans	0.54%	0.50%	0.48%	0.40%	0.45%

(1)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) were $728 million and ($1.3 billion), $733 million and ($1.3 billion), $690 million and ($1.2 billion), $679 million and ($1.2 billion) and $668 million and ($1.2 billion) as of June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $144 million and ($1.3 billion), $146 million and ($1.3 billion), $141 million and ($1.2 billion), $122 million and ($1.2 billion) and $125 million and ($1.2 billion), as of June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014, respectively.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						2Q14 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2013	2013	2013	2014	2014	1Q14	2Q13

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	23.6	23.8	23.9	24.0	24.1	—	2%
Purchase Sales (in billions)	$41.9	$41.7	$43.4	$39.6	$43.9	11%	5%

Average Loans (in billions) (1)	$68.4	$68.4	$68.2	$67.5	$66.4	(2)%	(3)%

EOP Loans (in billions) (1)	$69.3	$68.8	$70.5	$66.8	$67.3	1%	(3)%

Average Yield (2)	10.11%	10.22%	10.33%	10.39%	10.31%
Net Interest Revenue (3)	$1,645	$1,690	$1,708	$1,649	$1,635	(1)%	(1)%
As a % of Avg. Loans (3)	9.65%	9.80%	9.94%	9.91%	9.88%
Net Credit Losses	$665	$610	$588	$587	$570	(3)%	(14)%
As a % of Average Loans	3.90%	3.54%	3.42%	3.53%	3.44%
Net Credit Margin (4)	$1,310	$1,470	$1,527	$1,427	$1,453	2%	11%
As a % of Avg. Loans (4)	7.68%	8.53%	8.88%	8.57%	8.78%
Loans 90+ Days Past Due	$663	$628	$681	$648	$583	(10)%	(12)%
As a % of EOP Loans	0.96%	0.91%	0.97%	0.97%	0.87%
Loans 30-89 Days Past Due	$588	$650	$661	$599	$540	(10)%	(8)%
As a % of EOP Loans	0.85%	0.94%	0.94%	0.90%	0.80%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1) (5)
EOP Open Accounts	76.1	89.7	90.0	88.2	88.8	1%	17%
Purchase Sales (in billions)	$18.3	$18.1	$23.3	$16.7	$20.4	22%	11%

Average Loans (in billions) (1)	$35.8	$37.8	$43.6	$43.6	$42.4	(3)%	18%

EOP Loans (in billions) (1)	$36.0	$43.0	$46.3	$42.3	$43.1	2%	20%

Average Yield (2)	17.89%	17.33%	16.34%	16.63%	16.89%
Net Interest Revenue (3)	$1,587	$1,682	$1,860	$1,819	$1,810	—	14%
As a % of Avg. Loans (3)	17.78%	17.65%	16.93%	16.92%	17.12%
Net Credit Losses	$481	$435	$471	$481	$465	(3)%	(3)%
As a % of Average Loans	5.39%	4.57%	4.29%	4.47%	4.40%
Net Credit Margin (4)	$993	$1,082	$1,185	$1,141	$1,111	(3)%	12%
As a % of Avg. Loans (4)	11.13%	11.36%	10.78%	10.61%	10.51%
Loans 90+ Days Past Due	$556	$650	$771	$689	$606	(12)%	9%
As a % of EOP Loans	1.54%	1.51%	1.67%	1.63%	1.41%
Loans 30-89 Days Past Due	$615	$799	$830	$725	$683	(6)%	11%
As a % of EOP Loans	1.71%	1.86%	1.79%	1.71%	1.58%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         Average yield is calculated as gross interest revenue earned divided by average loans.

(3)         Net interest revenue includes certain fees that are recorded as interest revenue.

(4)         Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

(5)         Includes the impact of adding approximately 13 million credit card accounts and $7 billion of loans related to the previously announced acquisition of Best Buy’s U.S. credit card portfolio in the third quarter of 2013.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 1 (In millions of dollars, except as otherwise noted)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)

Net Interest Revenue	$237	$226	$239	$231	$233	1%	(2)%	$483	$464	(4)%
Non-Interest Revenue	127	133	119	116	126	9%	(1)%	249	242	(3)%
Total Revenues, Net of Interest Expense	364	359	358	347	359	3%	(1)%	732	706	(4)%
Total Operating Expenses	342	315	349	315	313	(1)%	(8)%	695	628	(10)%
Net Credit Losses	(1)	21	19	11	20	82%	NM	28	31	11%
Credit Reserve Build / (Release)	(9)	3	(1)	—	3	NM	NM	(20)	3	NM
Provision for Unfunded Lending Commitments	(1)	—	—	—	1	100%	NM	—	1	100%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	(11)	24	18	11	24	NM	NM	8	35	NM
Income (loss) from Continuing Operations before Taxes	33	20	(9)	21	22	5%	(33)%	29	43	48%
Income Taxes (benefits)	11	7	(8)	6	7	17%	(36)%	6	13	NM
Income from Continuing Operations	22	13	(1)	15	15	—	(32)%	23	30	30%
Noncontrolling Interests	5	3	—	5	5	—	—	8	10	25%
Net Income	$17	$10	$(1)	$10	$10	—	(41)%	$15	$20	33%
Average Assets (in billions of dollars)	$10	$9	$9	$9	$10	11%	—	$10	$10	—
Return on Average Assets	0.68%	0.44%	(0.04)%	0.45%	0.40%			0.30%	0.40%
Efficiency Ratio	94%	88%	97%	91%	87%			95%	89%

Net Credit Losses as a % of Average Loans	(0.05)%	1.08%	0.94%	0.57%	0.97%			0.70%	0.77%

Revenue by Business
Retail Banking	$214	$219	$220	$214	$224	5%	5%	$429	$438	2%
Citi-Branded Cards	150	140	138	133	135	2%	(10)%	303	268	(12)%
Total	$364	$359	$358	$347	$359	3%	(1)%	$732	$706	(4)%

Net Credit Losses by Business
Retail Banking	$(2)	$11	$8	$2	$8	NM	NM	$7	$10	43%
Citi-Branded Cards	1	10	11	9	12	33%	NM	21	21	—
Total	$(1)	$21	$19	$11	$20	82%	NM	$28	$31	11%

Income (loss) from Continuing Operations by Business
Retail Banking	$(5)	$(7)	$(17)	$(7)	$7	NM	NM	$(18)	$—	100%
Citi-Branded Cards	27	20	16	22	8	(64)%	(70)%	41	30	(27)%
Total	$22	$13	$(1)	$15	$15	—	(32)%	$23	$30	30%

FX Translation Impact:
Total Revenue - as Reported	$364	$359	$358	$347	$359	3%	(1)%	$732	$706	(4)%
Impact of FX Translation (1)	(2)	(1)	(6)	3	—			(15)	—
Total Revenues - Ex-FX (2)	$362	$358	$352	$350	$359	3%	(1)%	$717	$706	(2)%

Total Operating Expenses - as Reported	$342	$315	$349	$315	$313	(1)%	(8)%	$695	$628	(10)%
Impact of FX Translation (1)	—	1	(4)	4	—			(11)	—
Total Operating Expenses - Ex-FX (2)	$342	$316	$345	$319	$313	(2)%	(8)%	$684	$628	(8)%

Provisions for LLR & PBC - as Reported	$(11)	$24	$18	$11	$24	NM	NM	$8	$35	NM
Impact of FX Translation (1)	—	(1)	—	1	—			(3)	—
Provisions for LLR & PBC - Ex-FX (2)	$(11)	$23	$18	$12	$24	100%	NM	$5	$35	NM

Net Income - as Reported	$17	$10	$(1)	$10	$10	—	(41)%	$15	$20	33%
Impact of FX Translation (1)	—	—	(1)	(1)	—			3	—
Net Income - Ex-FX (2)	$17	$10	$(2)	$9	$10	11%	(41)%	$18	$20	11%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2014 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 2

						2Q14 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2013	2013	2013	2014	2014	1Q14	2Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	222	201	172	161	159	(1)%	(28)%
Accounts (in millions)	3.8	3.6	3.4	3.3	3.3	—	(13)%
Average Deposits	$13.0	$12.0	$12.5	$12.9	$13.5	5%	4%
Investment Sales	$1.0	$0.7	$0.9	$1.0	$1.1	10%	10%
Investment AUMs	$6.2	$6.2	$6.5	$7.0	$7.4	6%	19%
Average Loans	$5.3	$5.6	$5.6	$5.5	$5.9	7%	11%
EOP Loans:
Real Estate Lending	$0.3	$0.4	$0.4	$0.4	$0.4	—	33%
Commercial Markets	2.3	2.6	2.6	2.8	2.9	4%	26%
Personal and Other	2.7	2.5	2.6	2.6	2.7	4%	—
Total EOP Loans	$5.3	$5.5	$5.6	$5.8	$6.0	3%	13%

Net Interest Revenue (in millions) (1)	$130	$124	$135	$129	$128	(1)%	(2)%
As a % of Average Loans (1)	9.84%	8.78%	9.56%	9.51%	8.70%
Net Credit Losses (in millions)	$(2)	$11	$8	$2	$8	NM	NM
As a % of Average Loans	(0.15)%	0.78%	0.57%	0.15%	0.54%
Loans 90+ Days Past Due (in millions)	$41	$38	$34	$27	$26	(4)%	(37)%
As a % of EOP Loans	0.77%	0.69%	0.61%	0.47%	0.43%
Loans 30-89 Days Past Due (in millions)	$68	$57	$51	$52	$50	(4)%	(26)%
As a % of EOP Loans	1.28%	1.04%	0.91%	0.90%	0.83%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	2.8	2.2	2.1	2.1	2.1	—	(25)%
Purchase Sales (in billions)	$3.0	$2.5	$2.6	$2.4	$2.6	8%	(13)%
Average Loans (2)	$2.8	$2.1	$2.4	$2.3	$2.4	4%	(14)%
EOP Loans (2)	$2.8	$2.4	$2.4	$2.4	$2.5	4%	(11)%
Average Yield (3)	18.42%	20.96%	18.86%	18.81%	18.43%	(2)%	—

Net Interest Revenue (in millions) (4)	$107	$102	$104	$102	$105	3%	(2)%
As a % of Avg. Loans (4)	15.33%	19.27%	17.19%	17.99%	17.55%
Net Credit Losses (in millions)	$1	$10	$11	$9	$12	33%	NM
As a % of Average Loans	0.14%	1.89%	1.82%	1.59%	2.01%
Net Credit Margin (in millions) (5)	$149	$130	$127	$124	$123	(1)%	(17)%
As a % of Avg. Loans (5)	21.34%	24.56%	20.99%	21.86%	20.56%
Loans 90+ Days Past Due (in millions)	$44	$34	$32	$31	$31	—	(30)%
As a % of EOP Loans	1.57%	1.42%	1.33%	1.29%	1.24%
Loans 30-89 Days Past Due (in millions)	$57	$44	$42	$39	$40	3%	(30)%
As a % of EOP Loans	2.04%	1.83%	1.75%	1.63%	1.60%

(1)              Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)              Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)              Average yield is gross interest revenue earned divided by average loans.

(4)              Net interest revenue includes certain fees that are recorded as interest revenue.

(5)              Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)

Net Interest Revenue	$1,575	$1,575	$1,594	$1,505	$1,571	4%	—	$3,117	$3,076	(1)%
Non-Interest Revenue	758	697	809	763	753	(1)%	(1)%	1,524	1,516	(1)%
Total Revenues, Net of Interest Expense	2,333	2,272	2,403	2,268	2,324	2%	—	4,641	4,592	(1)%
Total Operating Expenses	1,351	1,319	1,381	1,314	1,360	4%	1%	2,692	2,674	(1)%
Net Credit Losses	416	434	458	469	493	5%	19%	835	962	15%
Credit Reserve Build / (Release)	104	168	66	56	111	98%	7%	142	167	18%
Provision for Unfunded Lending Commitments	—	—	—	(1)	1	NM	100%	—	—	—
Provision for Benefits & Claims	33	34	36	47	27	(43)%	(18)%	82	74	(10)%
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	553	636	560	571	632	11%	14%	1,059	1,203	14%
Income from Continuing Operations before Taxes	429	317	462	383	332	(13)%	(23)%	890	715	(20)%
Income Taxes	83	53	91	72	33	(54)%	(60)%	188	105	(44)%
Income from Continuing Operations	346	264	371	311	299	(4)%	(14)%	702	610	(13)%
Noncontrolling Interests	—	1	1	2	2	—	NM	2	4	100%
Net Income	$346	$263	$370	$309	$297	(4)%	(14)%	$700	$606	(13)%
Average Assets (in billions of dollars)	$80	$80	$81	$80	$81	1%	1%	$83	$81	(2)%
Return on Average Assets (1)	1.73%	1.30%	1.81%	1.57%	1.47%			1.72%	1.51%
Efficiency Ratio	58%	58%	57%	58%	59%			58%	58%

Net Credit Losses as a % of Average Loans (1)	4.06%	4.22%	4.33%	4.58%	4.65%			4.14%	4.62%

Revenue by Business
Retail Banking	$1,544	$1,483	$1,562	$1,498	$1,511	1%	(2)%	$3,088	$3,009	(3)%
Citi-Branded Cards	789	789	841	770	813	6%	3%	1,553	1,583	2%
Total	$2,333	$2,272	$2,403	$2,268	$2,324	2%	—	$4,641	$4,592	(1)%

Net Credit Losses by Business
Retail Banking	$204	$209	$224	$215	$222	3%	9%	$411	$437	6%
Citi-Branded Cards	212	225	234	254	271	7%	28%	424	525	24%
Total	$416	$434	$458	$469	$493	5%	19%	$835	$962	15%

Income (loss) from Continuing Operations by Business
Retail Banking	$190	$123	$211	$205	$208	1%	9%	$418	$413	(1)%
Citi-Branded Cards	156	141	160	106	91	(14)%	(42)%	284	197	(31)%
Total	$346	$264	$371	$311	$299	(4)%	(14)%	$702	$610	(13)%

FX Translation Impact:
Total Revenue - as Reported	$2,333	$2,272	$2,403	$2,268	$2,324	2%	—	$4,641	$4,592	(1)%
Impact of FX Translation (2)	(80)	(3)	(5)	39	—			(225)	—
Total Revenues - Ex-FX (3)	$2,253	$2,269	$2,398	$2,307	$2,324	1%	3%	$4,416	$4,592	4%

Total Operating Expenses - as Reported	$1,351	$1,319	$1,381	$1,314	$1,360	4%	1%	$2,692	$2,674	(1)%
Impact of FX Translation (2)	(43)	(4)	(1)	21	—			(128)	—
Total Operating Expenses - Ex-FX (3)	$1,308	$1,315	$1,380	$1,335	$1,360	2%	4%	$2,564	$2,674	4%

Provisions for LLR & PBC - as Reported	$553	$636	$560	$571	$632	11%	14%	$1,059	$1,203	14%
Impact of FX Translation (2)	(14)	5	1	12	—			(49)	—
Provisions for LLR & PBC - Ex-FX (3)	$539	$641	$561	$583	$632	8%	17%	$1,010	$1,203	19%

Net Income - as Reported	$346	$263	$370	$309	$297	(4)%	(14)%	$700	$606	(13)%
Impact of FX Translation (1)	(18)	(22)	(1)	—	—			(35)	—
Net Income - Ex-FX (2)	$328	$241	$369	$309	$297	(4)%	(9)%	$665	$606	(9)%

(1)         Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S. GAAP related to the Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Credicard discontinued operations.

(2)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2014 exchange rates for all periods presented.

(3)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						2Q14 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2013	2013	2013	2014	2014	1Q14	2Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,040	2,031	2,021	1,940	1,921	(1)%	(6)%
Accounts (in millions)	32.2	32.0	32.2	31.9	32.2	1%	—
Average Deposits	$45.1	$45.0	$46.7	$45.8	$47.1	3%	4%
Investment Sales	$11.8	$11.3	$10.8	$12.0	$13.0	8%	10%
Investment AUMs	$67.3	$67.9	$71.6	$71.2	$75.6	6%	12%
Average Loans	$29.6	$29.2	$29.9	$29.8	$30.6	3%	3%
EOP Loans:
Real Estate Lending	$5.7	$5.4	$5.7	$5.9	$5.8	(2)%	2%
Commercial Markets	12.8	12.5	13.4	13.2	13.5	2%	5%
Personal and Other	10.9	11.1	11.2	11.1	11.5	4%	6%
Total EOP Loans	$29.4	$29.0	$30.3	$30.2	$30.8	2%	5%

Net Interest Revenue (in millions) (1)	$973	$973	$985	$931	$957	3%	(2)%
As a % of Average Loans (1)	13.18%	13.22%	13.07%	12.67%	12.54%
Net Credit Losses (in millions)	$204	$209	$224	$215	$222	3%	9%
As a % of Average Loans	2.76%	2.84%	2.97%	2.93%	2.91%
Loans 90+ Days Past Due (in millions)	$318	$347	$470	$528	$552	5%	74%
As a % of EOP Loans	1.08%	1.20%	1.55%	1.75%	1.79%
Loans 30-89 Days Past Due (in millions)	$368	$445	$395	$370	$373	1%	1%
As a % of EOP Loans	1.25%	1.53%	1.30%	1.23%	1.21%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted) (2)
EOP Open Accounts (in millions)	9.4	9.5	9.2	9.1	9.0	(1)%	(4)%
Purchase Sales (in billions)	$8.6	$8.7	$9.4	$7.7	$8.1	5%	(6)%
Average Loans (in billions) (3)	$11.5	$11.6	$12.1	$11.7	$11.9	2%	3%
EOP Loans (in billions) (3)	$11.5	$11.8	$12.1	$11.7	$11.7	—	2%
Average Yield (4)	21.71%	21.60%	20.91%	20.91%	21.30%

Net Interest Revenue (in millions) (5)	$602	$602	$609	$574	$614	7%	2%
As a % of Average Loans (5)	21.00%	20.59%	19.97%	19.90%	20.70%
Net Credit Losses (in millions)	$212	$225	$234	$254	$271	7%	28%
As a % of Average Loans	7.39%	7.70%	7.67%	8.80%	9.13%
Net Credit Margin (in millions) (6)	$577	$564	$607	$516	$542	5%	(6)%
As a % of Average Loans (6)	20.12%	19.29%	19.90%	17.89%	18.27%
Loans 90+ Days Past Due (in millions)	$323	$326	$349	$349	$364	4%	13%
As a % of EOP Loans	2.81%	2.76%	2.88%	2.98%	3.11%
Loans 30-89 Days Past Due (in millions)	$335	$346	$364	$390	$396	2%	18%
As a % of EOP Loans	2.91%	2.93%	3.01%	3.33%	3.38%

(1)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)         Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S. GAAP related to the Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Credicard discontinued operations.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 1 (In millions of dollars, except as otherwise noted)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)

Net Interest Revenue	$1,190	$1,163	$1,176	$1,134	$1,168	3%	(2)%	$2,417	$2,302	(5)%
Non-Interest Revenue	778	699	658	761	748	(2)%	(4)%	1,511	1,509	—
Total Revenues, Net of Interest Expense	1,968	1,862	1,834	1,895	1,916	1%	(3)%	3,928	3,811	(3)%
Total Operating Expenses	1,142	1,132	1,149	1,130	1,446	28%	27%	2,305	2,576	12%
Net Credit Losses	180	192	204	203	198	(2)%	10%	386	401	4%
Credit Reserve Build / (Release)	19	(28)	15	(3)	(35)	NM	NM	22	(38)	NM
Provision for Unfunded Lending Commitments	10	12	(5)	(4)	(6)	(50)%	NM	24	(10)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	209	176	214	196	157	(20)%	(25)%	432	353	(18)%
Income from Continuing Operations before Taxes	617	554	471	569	313	(45)%	(49)%	1,191	882	(26)%
Income Taxes	207	190	158	188	99	(47)%	(52)%	387	287	(26)%
Income from Continuing Operations	410	364	313	381	214	(44)%	(48)%	804	595	(26)%
Noncontrolling Interests	—	—	—	—	—	—	—	—	—	—
Net Income	$410	$364	$313	$381	$214	(44)%	(48)%	$804	$595	(26)%
Average Assets (in billions of dollars)	$129	$129	$131	$130	$133	2%	3%	$129	$132	2%
Return on Average Assets	1.27%	1.12%	0.95%	1.19%	0.65%			1.26%	0.91%
Efficiency Ratio	58%	61%	63%	60%	75%			59%	68%

Net Credit Losses as a % of Average Loans	0.82%	0.87%	0.90%	0.91%	0.85%			0.88%	0.88%

Revenue by Business
Retail Banking	$1,192	$1,102	$1,070	$1,166	$1,161	—	(3)%	$2,392	$2,327	(3)%
Citi-Branded Cards	776	760	764	729	755	4%	(3)%	1,536	1,484	(3)%
Total	$1,968	$1,862	$1,834	$1,895	$1,916	1%	(3)%	$3,928	$3,811	(3)%

Net Credit Losses by Business
Retail Banking	$53	$78	$91	$91	$75	(18)%	42%	$120	$166	38%
Citi-Branded Cards	127	114	113	112	123	10%	(3)%	266	235	(12)%
Total	$180	$192	$204	$203	$198	(2)%	10%	$386	$401	4%

Income from Continuing Operations by Business
Retail Banking	$223	$178	$145	$221	$58	(74)%	(74)%	$463	$279	(40)%
Citi-Branded Cards	187	186	168	160	156	(3)%	(17)%	341	316	(7)%
Total	$410	$364	$313	$381	$214	(44)%	(48)%	$804	$595	(26)%

FX Translation Impact:
Total Revenue - as Reported	$1,968	$1,862	$1,834	$1,895	$1,916	1%	(3)%	$3,928	$3,811	(3)%
Impact of FX Translation (1)	(17)	24	14	32	—			(106)	—
Total Revenues - Ex-FX (2)	$1,951	$1,886	$1,848	$1,927	$1,916	(1)%	(2)%	$3,822	$3,811	—

Total Operating Expenses - as Reported	$1,142	$1,132	$1,149	$1,130	$1,446	28%	27%	$2,305	$2,576	12%
Impact of FX Translation (1)	(2)	14	9	18	—			(47)	—
Total Operating Expenses - Ex-FX (2)	$1,140	$1,146	$1,158	$1,148	$1,446	26%	27%	$2,258	$2,576	14%

Provisions for LLR & PBC - as Reported	$209	$176	$214	$196	$157	(20)%	(25)%	$432	$353	(18)%
Impact of FX Translation (1)	1	6	4	6	—			(13)	—
Provisions for LLR & PBC - Ex-FX (2)	$210	$182	$218	$202	$157	(22)%	(25)%	$419	$353	(16)%

Net Income - as Reported	$410	$364	$313	$381	$214	(44)%	(48)%	$804	$595	(26)%
Impact of FX Translation (1)	(10)	3	2	5	—			(26)	—
Net Income - Ex-FX (2)	$400	$367	$315	$386	$214	(45)%	(47)%	$778	$595	(24)%

(1)              Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2014 exchange rates for all periods presented.

(2)              Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 2

						2Q14 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2013	2013	2013	2014	2014	1Q14	2Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	571	562	553	538	471	(12)%	(18)%
Accounts (in millions)	16.9	17.0	16.8	16.9	16.9	—	—
Average Deposits	$102.3	$100.2	$101.0	$101.0	$103.3	2%	1%
Investment Sales	$11.3	$8.6	$8.4	$10.3	$9.1	(12)%	(19)%
Investment AUMs	$51.4	$54.7	$54.5	$56.1	$58.3	4%	13%
Average Loans	$68.8	$69.2	$71.5	$72.0	$74.8	4%	9%
EOP Loans:
Real Estate Lending	$35.6	$37.0	$37.6	$38.1	$39.2	3%	10%
Commercial Markets	17.1	17.4	17.2	17.9	18.5	3%	8%
Personal and Other	15.8	15.9	16.8	17.4	17.9	3%	13%
Total EOP Loans	$68.5	$70.3	$71.6	$73.4	$75.6	3%	10%

Net Interest Revenue (in millions) (1)	$708	$691	$696	$676	$699	3%	(1)%
As a % of Average Loans (1)	4.13%	3.96%	3.86%	3.81%	3.75%
Net Credit Losses (in millions)	$53	$78	$91	$91	$75	(18)%	42%
As a % of Average Loans	0.31%	0.45%	0.50%	0.51%	0.40%
Loans 90+ Days Past Due (in millions)	$205	$210	$191	$194	$210	8%	2%
As a % of EOP Loans	0.30%	0.30%	0.27%	0.26%	0.28%
Loans 30-89 Days Past Due (in millions)	$432	$398	$398	$392	$406	4%	(6)%
As a % of EOP Loans	0.63%	0.57%	0.56%	0.53%	0.54%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	16.4	16.6	16.6	16.4	16.3	(1)%	(1)%
Purchase Sales (in billions)	$19.4	$19.2	$20.6	$19.0	$20.1	6%	4%
Average Loans (in billions) (2)	$19.0	$18.4	$18.8	$18.6	$18.9	2%	(1)%
EOP Loans (in billions) (2)	$18.9	$18.7	$19.1	$18.6	$19.3	4%	2%
Average Yield (3)	12.48%	12.33%	12.24%	12.21%	11.98%

Net Interest Revenue (in millions) (4)	$482	$472	$480	$458	$469	2%	(3)%
As a % of Average Loans (4)	10.18%	10.18%	10.13%	9.99%	9.95%
Net Credit Losses (in millions)	$127	$114	$113	$112	$123	10%	(3)%
As a % of Average Loans	2.68%	2.46%	2.38%	2.44%	2.61%
Net Credit Margin (in millions) (5)	$649	$646	$651	$617	$632	2%	(3)%
As a % of Average Loans (5)	13.70%	13.93%	13.74%	13.45%	13.41%
Loans 90+ Days Past Due	$209	$189	$188	$199	$206	4%	(1)%
As a % of EOP Loans	1.11%	1.01%	0.98%	1.07%	1.07%
Loans 30-89 Days Past Due	$287	$267	$274	$271	$281	4%	(2)%
As a % of EOP Loans	1.52%	1.43%	1.43%	1.46%	1.46%

(1)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)         Average yield is gross interest revenue earned divided by average loans.

(4)         Net interest revenue includes certain fees that are recorded as interest revenue.

(5)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)

Commissions and Fees	$1,105	$1,081	$1,022	$1,110	$1,089	(2)%	(1)%	2,241	2,199	(2)%
Administration and Other Fiduciary Fees	683	625	637	638	666	4%	(2)%	1,364	1,304	(4)%
Investment Banking	983	842	952	957	1,257	31%	28%	2,068	2,214	7%
Principal Transactions	2,450	863	706	2,606	1,577	(39)%	(36)%	4,922	4,183	(15)%
Other	370	132	(189)	87	37	(57)%	(90)%	731	124	(83)%
Total Non-Interest Revenue	5,591	3,543	3,128	5,398	4,626	(14)%	(17)%	11,326	10,024	(11)%
Net Interest Revenue (including Dividends)	3,969	3,829	3,916	3,836	3,837	—	(3)%	7,825	7,673	(2)%
Total Revenues, Net of Interest Expense	9,560	7,372	7,044	9,234	8,463	(8)%	(11)%	19,151	17,697	(8)%
Total Operating Expenses	5,006	4,888	5,245	4,994	4,891	(2)%	(2)%	10,085	9,885	(2)%
Net Credit Losses	53	65	25	134	9	(93)%	(83)%	92	143	55%
Credit Reserve Build / (Release)	(64)	(19)	(97)	(87)	(96)	(10)%	(50)%	(41)	(183)	NM
Provision for Unfunded Lending Commitments	(19)	93	(24)	(20)	(25)	(25)%	(32)%	(16)	(45)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(30)	139	(96)	27	(112)	NM	NM	35	(85)	NM
Income from Continuing Operations before Taxes	4,584	2,345	1,895	4,213	3,684	(13)%	(20)%	9,031	7,897	(13)%
Income Taxes	1,448	605	427	1,248	1,122	(10)%	(23)%	2,825	2,370	(16)%
Income from Continuing Operations	3,136	1,740	1,468	2,965	2,562	(14)%	(18)%	6,206	5,527	(11)%
Noncontrolling Interests	23	19	18	26	19	(27)%	(17)%	73	45	(38)%
Net Income	$3,113	$1,721	$1,450	$2,939	$2,543	(13)%	(18)%	$6,133	$5,482	(11)%
Average Assets (in billions of dollars)	$1,090	$1,052	$1,052	$1,058	$1,065	1%	(2)%	$1,080	$1,062	(2)%
Return on Average Assets	1.15%	0.65%	0.55%	1.13%	0.96%			1.15%	1.04%
Return on Average Assets (Excluding CVA/DVA) (1)(2)	1.04%	0.73%	0.58%	1.13%	0.97%			1.13%	1.05%
Efficiency Ratio	52%	66%	74%	54%	58%			53%	56%

Revenue by Region - Excluding CVA/DVA (2)
North America	$3,153	$2,579	$2,325	$3,559	$3,176	(11)%	1%	$6,832	$6,735	(1)%
EMEA	2,746	2,328	2,053	2,763	2,426	(12)%	(12)%	5,684	5,189	(9)%
Latin America	1,200	1,102	1,147	1,104	1,159	5%	(3)%	2,432	2,263	(7)%
Asia	1,999	1,695	1,684	1,815	1,734	(4)%	(13)%	4,051	3,549	(12)%
Total	$9,098	$7,704	$7,209	$9,241	$8,495	(8)%	(7)%	$18,999	$17,736	(7)%
CVA/DVA {excluded as applicable in lines above}	462	(332)	(165)	(7)	(32)	NM	NM	152	(39)	NM
Total Revenues, net of Interest Expense	$9,560	$7,372	$7,044	$9,234	$8,463	(8)%	(11)%	$19,151	$17,697	(8)%

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$927	$596	$463	$1,290	$1,086	(16)%	17%	$2,245	$2,376	6%
EMEA	793	486	414	768	548	(29)%	(31)%	1,562	1,316	(16)%
Latin America	513	431	200	342	436	27%	(15)%	991	778	(21)%
Asia	619	433	491	569	512	(10)%	(17)%	1,316	1,081	(18)%
Total	$2,852	$1,946	$1,568	$2,969	$2,582	(13)%	(9)%	$6,114	$5,551	(9)%
CVA/DVA (after-tax) {excluded as applicable in lines above}	284	(206)	(100)	(4)	(20)	NM	NM	92	(24)	NM
Income from Continuing Operations	$3,136	$1,740	$1,468	$2,965	$2,562	(14)%	(18)%	$6,206	$5,527	(11)%

Average Loans by Region (in billions)
North America	$96	$100	105	$107	$109	2%	14%	$93	$108	16%
EMEA	56	54	56	57	59	4%	5%	55	58	5%
Latin America	37	38	39	40	41	3%	11%	38	41	8%
Asia	64	67	68	68	70	3%	9%	62	69	11%
Total	$253	$259	$268	$272	$279	3%	10%	$248	$276	11%

EOP Deposits by Region (in billions)
North America	$158	$173	$183	$186	$182	(1)%	15%
EMEA	173	181	185	184	185	1%	7%
Latin America	57	63	60	65	65	—	14%
Asia	145	149	146	139	145	4%	—
Total	$533	$566	$574	$574	$577	1%	8%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$343	$371	$380	$381	$384	1%	12%
All Other ICG Businesses	190	195	194	193	193	—	2%
Total	$533	$566	$574	$574	$577	1%	8%

(1)  ROA excluding CVA/DVA is defined as annualized net income less CVA/DVA, divided by average assets.  See above for the after-tax CVA/DVA for each period presented.

(2)  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$215	$167	$266	$175	$193	10%	(10)%	$419	$368	(12)%
Equity Underwriting	302	197	310	299	397	33%	31%	552	696	26%
Debt Underwriting	639	578	570	578	748	29%	17%	1,352	1,326	(2)%
Total Investment Banking	1,156	942	1,146	1,052	1,338	27%	16%	2,323	2,390	3%
Treasury and Trade Solutions	2,005	1,950	1,938	1,948	2,009	3%	—	3,931	3,957	1%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	404	379	395	415	454	9%	12%	739	869	18%
Private Bank	645	614	599	668	656	(2)%	2%	1,274	1,324	4%
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1)	$4,210	$3,885	$4,078	$4,083	$4,457	9%	6%	$8,267	$8,540	3%

Corporate Lending — Gain/(Loss) on Loan Hedges(2)	23	(147)	(139)	(17)	(44)	NM	NM	(1)	(61)	NM
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$4,233	$3,738	$3,939	$4,066	$4,413	9%	4%	$8,266	$8,479	3%

Fixed Income Markets	3,422	2,838	2,375	3,850	2,996	(22)%	(12)%	8,109	6,846	(16)%
Equity Markets	885	670	484	883	659	(25)%	(26)%	1,664	1,542	(7)%
Securities Services	599	553	554	561	598	7%	—	1,165	1,159	(1)%
Other	(41)	(95)	(143)	(119)	(171)	(44)%	NM	(205)	(290)	(41)%
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$4,865	$3,966	$3,270	$5,175	$4,082	(21)%	(16)%	$10,733	$9,257	(14)%

Total ICG (Ex-CVA/DVA) (1)	$9,098	$7,704	$7,209	$9,241	$8,495	(8)%	(7)%	$18,999	$17,736	(7)%

CVA/DVA {excluded as applicable in lines above}	462	(332)	(165)	(7)	(32)	NM	NM	152	(39)	NM
Total Revenues, net of Interest Expense	$9,560	$7,372	$7,044	$9,234	$8,463	(8)%	(11)%	$19,151	$17,697	(8)%

Taxable-equivalent adjustments (3)	$301	$269	$266	$240	$240	—	(20)%	$603	$480	(20)%

Total ICG Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (1) (3)	$9,399	$7,973	$7,475	$9,481	$8,735	(8)%	(7)%	$19,602	$18,216	(7)%

(1)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

(2)         Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges is netted against the core lending revenues to reflect the cost of credit protection.

(3)         Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)

Net Interest Revenue	$(138)	$(194)	$(132)	$(36)	$(45)	(25)%	67%	$(283)	$(81)	71%
Non-Interest Revenue	252	236	91	177	80	(55)%	(68)%	403	257	(36)%
Total Revenues, Net of Interest Expense	114	42	(41)	141	35	(75)%	(69)%	120	176	47%
Total Operating Expenses	294	206	193	421	655	56%	NM	634	1,076	70%
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Income from Continuing Operations before Taxes	(180)	(164)	(234)	(280)	(620)	NM	NM	(514)	(900)	(75)%
Income Taxes	49	(184)	22	178	(188)	NM	NM	(120)	(10)	92%
Income from Continuing Operations	(229)	20	(256)	(458)	(432)	6%	(89)%	(394)	(890)	NM
Income (Loss) from Discontinued Operations, net of taxes (2)	30	92	181	37	(22)	NM	NM	(3)	15	NM
Noncontrolling Interests	6	22	26	10	25	NM	NM	36	35	(3)%
Net Income (Loss)	$(205)	$90	$(101)	$(431)	$(479)	(11)%	NM	$(433)	$(910)	NM
EOP Assets (in billions of dollars)	$290	$317	$313	$323	$326	1%	12%
Average Assets (in billions of dollars)	$275	$292	$318	$318	$326	3%	19%	$270	$322	19%

(1)   Includes unallocated global staff functions, other corporate expense and unallocated global operations and technology expenses, Corporate Treasury, Corporate items and Income (Loss) from Discontinued Operations.

(2)   See Footnote 1 on page 2 for components of Discontinued operations.

Reclassified to conform to the current period’s presentation.

CITICORP NORTH AMERICA (1) (In millions of dollars, except as otherwise noted)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)

Net Interest Revenue	$5,458	$5,593	$5,814	$5,673	$5,630	(1)%	3%	$11,006	$11,303	3%
Non-Interest Revenue	2,840	1,585	1,272	2,668	2,298	(14)%	(19)%	5,979	4,966	(17)%
Total Revenues, Net of Interest Expense	8,298	7,178	7,086	8,341	7,928	(5)%	(4)%	16,985	16,269	(4)%
Total Operating Expenses	4,341	4,276	4,388	4,352	4,143	(5)%	(5)%	8,771	8,495	(3)%
Net Credit Losses	1,207	1,121	1,113	1,093	1,085	(1)%	(10)%	2,478	2,178	(12)%
Credit Reserve Build / (Release)	(331)	(329)	(71)	(317)	(491)	(55)%	(48)%	(755)	(808)	(7)%
Provision Unfunded Lending Commitments	(19)	94	(29)	(14)	(19)	(36)%	—	(16)	(33)	NM
Provision for Benefits & Claims	13	17	16	6	12	100%	(8)%	27	18	(33)%
Provision for Credit Losses and for Benefits and Claims	870	903	1,029	768	587	(24)%	(33)%	1,734	1,355	(22)%
Income from Continuing Operations before Taxes	3,087	1,999	1,669	3,221	3,198	(1)%	4%	6,480	6,419	(1)%
Income Taxes	1,019	597	416	912	1,053	15%	3%	2,082	1,965	(6)%
Income from Continuing Operations	2,068	1,402	1,253	2,309	2,145	(7)%	4%	4,398	4,454	1%
Noncontrolling Interests	(2)	3	6	5	(5)	NM	NM	15	—	(100)%
Net Income	$2,070	$1,399	$1,247	$2,304	$2,150	(7)%	4%	$4,383	$4,454	2%
Average Assets (in billions of dollars)	$638	$629	$632	$629	$619	(2)%	(3)%	$635	$624	(2)%
Return on Average Assets	1.30%	0.88%	0.78%	1.49%	1.39%			1.39%	1.44%
Efficiency Ratio	52%	60%	62%	52%	52%			52%	52%

Revenue by Business
Retail Banking	$1,592	$1,124	$1,087	$1,139	$1,173	3%	(26)%	$3,165	$2,312	(27)%
Citi-Branded Cards	1,978	2,087	2,120	2,019	2,028	—	3%	4,004	4,047	1%
Citi Retail Services	1,483	1,528	1,667	1,625	1,581	(3)%	7%	2,994	3,206	7%
Global Consumer Banking	5,053	4,739	4,874	4,783	4,782	—	(5)%	10,163	9,565	(6)%
Institutional Clients Group	3,245	2,439	2,212	3,558	3,146	(12)%	(3)%	6,822	6,704	(2)%
Total	$8,298	$7,178	$7,086	$8,341	$7,928	(5)%	(4)%	$16,985	$16,269	(4)%

CVA/DVA {included as applicable in businesses above}	92	(140)	(113)	(1)	(30)	NM	NM	(10)	(31)	NM
Total Revenues - Excluding CVA/DVA (2)	$8,206	$7,318	$7,199	$8,342	$7,958	(5)%	(3)%	$16,995	$16,300	(4)%

Income (loss) from Continuing Operations by Business
Retail Banking	$257	$(37)	$(21)	$17	$89	NM	(65)%	$469	$106	(77)%
Citi-Branded Cards	440	548	522	566	558	(1)%	27%	872	1,124	29%
Citi Retail Services	387	383	357	437	430	(2)%	11%	817	867	6%
Global Consumer Banking	1,084	894	858	1,020	1,077	6%	(1)%	2,158	2,097	(3)%
Institutional Clients Group	984	508	395	1,289	1,068	(17)%	9%	2,240	2,357	5%
Total	$2,068	$1,402	$1,253	$2,309	$2,145	(7)%	4%	$4,398	$4,454	1%

CVA/DVA {included as applicable in businesses above}	57	(88)	(68)	(1)	(18)	NM	NM	(5)	(19)	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$2,011	$1,490	$1,321	$2,310	$2,163	(6)%	8%	$4,403	$4,473	2%

(1)              Regional results do not include Corporate/Other.  See page 20 for Corporate/Other results.

(2)              Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (1) (In millions of dollars, except as otherwise noted)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)

Net Interest Revenue	$1,214	$1,068	$1,065	$1,044	$1,102	6%	(9)%	$2,380	$2,146	(10)%
Non-Interest Revenue	2,238	1,438	1,325	2,085	1,698	(19)%	(24)%	4,193	3,783	(10)%
Total Revenues, Net of Interest Expense	3,452	2,506	2,390	3,129	2,800	(11)%	(19)%	6,573	5,929	(10)%
Total Operating Expenses	1,948	1,921	1,893	1,985	1,944	(2)%	—	3,951	3,929	(1)%
Net Credit Losses	25	41	36	8	23	NM	(8)%	66	31	(53)%
Credit Reserve Build / (Release)	(64)	36	(108)	(47)	(43)	9%	33%	15	(90)	NM
Provision Unfunded Lending Commitments	(1)	(18)	(1)	(4)	(4)	—	NM	—	(8)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(40)	59	(73)	(43)	(24)	44%	40%	81	(67)	NM
Income from Continuing Operations before Taxes	1,544	526	570	1,187	880	(26)%	(43)%	2,541	2,067	(19)%
Income Taxes	519	139	170	393	308	(22)%	(41)%	861	701	(19)%
Income from Continuing Operations	1,025	387	400	794	572	(28)%	(44)%	1,680	1,366	(19)%
Noncontrolling Interests	30	18	12	26	27	4%	(10)%	66	53	(20)%
Net Income	$995	$369	$388	$768	$545	(29)%	(45)%	$1,614	$1,313	(19)%
Average Assets (in billions of dollars)	$312	$291	$292	$301	$313	4%	—	$307	$307	—
Return on Average Assets	1.28%	0.50%	0.53%	1.03%	0.70%			1.06%	0.86%
Efficiency Ratio	56%	77%	79%	63%	69%			60%	66%

Revenue by Business
Retail Banking	$214	$219	$220	$214	$224	5%	5%	$429	$438	2%
Citi-Branded Cards	150	140	138	133	135	2%	(10)%	303	268	(12)%
Regional Consumer Banking	364	359	358	347	359	3%	(1)%	732	706	(4)%
Institutional Clients Group	3,088	2,147	2,032	2,782	2,441	(12)%	(21)%	5,841	5,223	(11)%
Total	$3,452	$2,506	$2,390	$3,129	$2,800	(11)%	(19)%	$6,573	$5,929	(10)%

CVA/DVA {included as applicable in businesses above}	342	(181)	(21)	19	15	(21)%	(96)%	157	34	(78)%
Total Revenues - Excluding CVA/DVA (2)	$3,110	$2,687	$2,411	$3,110	$2,785	(10)%	(10)%	$6,416	$5,895	(8)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(5)	$(7)	$(17)	$(7)	$7	NM	NM	$(18)	$—	100%
Citi-Branded Cards	27	20	16	22	8	(64)%	(70)%	41	30	(27)%
Regional Consumer Banking	22	13	(1)	15	15	—	(32)%	$23	$30	30%
Institutional Clients Group	1,003	374	401	779	557	(28)%	(44)%	1,657	1,336	(19)%
Total	$1,025	$387	$400	$794	$572	(28)%	(44)%	$1,680	$1,366	(19)%

CVA/DVA {included as applicable in businesses above}	210	(112)	(13)	11	9	(18)%	(96)%	95	20	(79)%
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$815	$499	$413	$783	$563	(28)%	(31)%	$1,585	$1,346	(15)%

(1)         Regional results do not include Corporate/Other.  See page 20 for Corporate/Other results.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (1) (In millions of dollars, except as otherwise noted)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)

Net Interest Revenue	$2,359	$2,294	$2,341	$2,238	$2,267	1%	(4)%	$4,609	$4,505	(2)%
Non-Interest Revenue	1,197	1,073	1,213	1,132	1,207	7%	1%	2,478	2,339	(6)%
Total Revenues, Net of Interest Expense	3,556	3,367	3,554	3,370	3,474	3%	(2)%	7,087	6,844	(3)%
Total Operating Expenses	1,843	1,766	2,229	1,770	1,841	4%	—	3,678	3,611	(2)%
Net Credit Losses	423	443	458	617	486	(21)%	15%	847	1,103	30%
Credit Reserve Build / (Release)	49	153	68	57	170	NM	NM	106	227	NM
Provision Unfunded Lending Commitments	—	20	9	(1)	1	NM	100%	—	—	—
Provision for Benefits & Claims	33	34	36	47	27	(43)%	(18)%	82	74	(10)%
Provision for Credit Losses and for Benefits and Claims	505	650	571	720	684	(5)%	35%	1,035	1,404	36%
Income from Continuing Operations before Taxes	1,208	951	754	880	949	8%	(21)%	2,374	1,829	(23)%
Income Taxes	335	260	181	228	220	(4)%	(34)%	673	448	(33)%
Income from Continuing Operations	873	691	573	652	729	12%	(16)%	1,701	1,381	(19)%
Noncontrolling Interests	—	1	1	2	2	—	NM	1	4	NM
Net Income	$873	$690	$572	$650	$727	12%	(17)%	$1,700	$1,377	(19)%
Average Assets (in billions of dollars)	$180	$177	$178	$178	$178	—	(1)%	$182	$178	(2)%
Return on Average Assets	1.95%	1.55%	1.27%	1.48%	1.64%			1.89%	1.56%
Efficiency Ratio	52%	52%	63%	53%	53%			52%	53%

Revenue by Business
Retail Banking	$1,544	$1,483	$1,562	$1,498	$1,511	1%	(2)%	$3,088	$3,009	(3)%
Citi-Branded Cards	789	789	841	770	813	6%	3%	1,553	1,583	2%
Regional Consumer Banking	2,333	2,272	2,403	2,268	2,324	2%	—	$4,641	$4,592	(1)%
Institutional Clients Group	1,223	1,095	1,151	1,102	1,150	4%	(6)%	2,446	2,252	(8)%
Total	$3,556	$3,367	$3,554	$3,370	$3,474	3%	(2)%	$7,087	$6,844	(3)%

CVA/DVA {included as applicable in businesses above}	23	(7)	4	(2)	(9)	NM	NM	14	(11)	NM
Total Revenues - Excluding CVA/DVA (2)	$3,533	$3,374	$3,550	$3,372	$3,483	3%	(1)%	$7,073	$6,855	(3)%

Income from Continuing Operations by Business
Retail Banking	$190	$123	$211	$205	$208	1%	9%	$418	$413	(1)%
Citi-Branded Cards	156	141	160	106	91	(14)%	(42)%	284	197	(31)%
Regional Consumer Banking	346	264	371	311	299	(4)%	(14)%	$702	$610	(13)%
Institutional Clients Group	527	427	202	341	430	26%	(18)%	999	771	(23)%
Total	$873	$691	$573	$652	$729	12%	(16)%	$1,701	$1,381	(19)%

CVA/DVA {included as applicable in businesses above}	14	(4)	2	(1)	(6)	NM	NM	8	(7)	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$859	$695	$571	$653	$735	13%	(14)%	$1,693	$1,388	(18)%

(1)  Regional results do not include Corporate/Other.  See page 20 for Corporate/Other results.

(2)  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (1) (In millions of dollars, except as otherwise noted)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)

Net Interest Revenue	$2,005	$1,974	$2,011	$1,937	$2,020	4%	1%	$4,063	$3,957	(3)%
Non-Interest Revenue	1,967	1,579	1,472	1,750	1,622	(7)%	(18)%	3,907	3,372	(14)%
Total Revenues, Net of Interest Expense	3,972	3,553	3,483	3,687	3,642	(1)%	(8)%	7,970	7,329	(8)%
Total Operating Expenses	2,159	2,114	2,096	2,077	2,424	17%	12%	4,322	4,501	4%
Net Credit Losses	183	190	205	202	196	(3)%	7%	395	398	1%
Credit Reserve Build / (Release)	45	36	7	2	(50)	NM	NM	16	(48)	NM
Provision for Unfunded Lending Commitments	10	12	(5)	(4)	(6)	(50)%	NM	24	(10)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	238	238	207	200	140	(30)%	(41)%	435	340	(22)%
Income from Continuing Operations before Taxes	1,575	1,201	1,180	1,410	1,078	(24)%	(32)%	3,213	2,488	(23)%
Income Taxes	543	406	397	473	357	(25)%	(34)%	1,099	830	(24)%
Income from Continuing Operations	1,032	795	783	937	721	(23)%	(30)%	2,114	1,658	(22)%
Noncontrolling Interests	1	1	1	1	1	—	—	2	2	—
Net Income	$1,031	$794	$782	$936	$720	(23)%	(30)%	$2,112	$1,656	(22)%
Average Assets (in billions of dollars)	$351	$346	$349	$347	$355	2%	1%	$351	$351	—
Return on Average Assets	1.18%	0.91%	0.89%	1.09%	0.81%			1.21%	0.95%
Efficiency Ratio	54%	59%	60%	56%	67%			54%	61%

Revenue by Business
Retail Banking	$1,192	$1,102	$1,070	$1,166	$1,161	—	(3)%	$2,392	$2,327	(3)%
Citi-Branded Cards	776	760	764	729	755	4%	(3)%	1,536	1,484	(3)%
Regional Consumer Banking	1,968	1,862	1,834	1,895	1,916	1%	(3)%	3,928	3,811	(3)%
Institutional Clients Group	2,004	1,691	1,649	1,792	1,726	(4)%	(14)%	4,042	3,518	(13)%
Total	$3,972	$3,553	$3,483	$3,687	$3,642	(1)%	(8)%	$7,970	$7,329	(8)%

CVA/DVA {included as applicable in businesses above}	5	(4)	(35)	(23)	(8)	65%	NM	(9)	(31)	NM
Total Revenues - Excluding CVA/DVA (2)	$3,967	$3,557	$3,518	$3,710	$3,650	(2)%	(8)%	$7,979	$7,360	(8)%

Income from Continuing Operations by Business
Retail Banking	$223	$178	$145	$221	$58	(74)%	(74)%	$463	$279	(40)%
Citi-Branded Cards	187	186	168	160	156	(3)%	(17)%	341	316	(7)%
Regional Consumer Banking	410	364	313	381	214	(44)%	(48)%	804	595	(26)%
Institutional Clients Group	622	431	470	556	507	(9)%	(18)%	1,310	1,063	(19)%
Total	$1,032	$795	$783	$937	$721	(23)%	(30)%	$2,114	$1,658	(22)%

CVA/DVA {included as applicable in businesses above}	3	(2)	(21)	(13)	(5)	62%	NM	(6)	(18)	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$1,029	$797	$804	$950	$726	(24)%	(29)%	$2,120	$1,676	(21)%

(1)  Regional results do not include Corporate/Other.  See page 20 for Corporate/Other results.

(2)  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)
Revenues
Net interest revenue	$784	$776	$871	$903	$972	8%	24%	$1,537	$1,875	22%
Non-interest revenue	312	482	436	553	491	(11)%	57%	464	1,044	NM
Total revenues, net of interest expense	1,096	1,258	1,307	1,456	1,463	—	33%	2,001	2,919	46%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses (1)	770	635	735	519	399	(23)%	(48)%	1,700	918	(46)%
Credit Reserve Build / (Release) (2) (3)	(480)	(674)	(532)	(341)	(196)	43%	59%	(827)	(537)	35%
Provision for loan losses	290	(39)	203	178	203	14%	(30)%	873	381	(56)%
Provision for Benefits & Claims	154	153	143	155	143	(8)%	(7)%	322	298	(7)%
Provision for unfunded lending commitments	7	(5)	(8)	(4)	(3)	25%	NM	3	(7)	NM
Total provisions for credit losses and for benefits and claims	451	109	338	329	343	4%	(24)%	1,198	672	(44)%

Total operating expenses (2)	1,564	1,396	1,493	1,544	4,514	NM	NM	3,081	6,058	97%

Income (Loss) from Continuing Operations before Income Taxes	(919)	(247)	(524)	(417)	(3,394)	NM	NM	(2,278)	(3,811)	(67)%
Provision (benefits) for income taxes	(338)	(138)	(96)	(134)	88	NM	NM	(898)	(46)	95%

Income (Loss) from Continuing Operations	(581)	(109)	(428)	(283)	(3,482)	NM	NM	(1,380)	(3,765)	NM

Noncontrolling Interests	1	6	4	1	—	(100)%	(100)%	6	1	(83)%
Citi Holding’s Net Income (Loss)	$(582)	$(115)	$(432)	$(284)	$(3,482)	NM	NM	$(1,386)	$(3,766)	NM
Average Assets (in billions of dollars)	$143	$125	$119	$115	$112	(3)%	(22)%	$148	$114	(23)%
Return on Average Assets	(1.63)%	(0.37)%	(1.44)%	(1.00)%	(12.47)%			(1.89)%	(6.66)%
Efficiency Ratio	143%	111%	114%	106%	309%			154%	208%

Balance Sheet Data (in billions):

Total EOP Assets	$131	$122	$117	$114	$111	(3)%	(15)%	$131	$111	(15)%

Total EOP Loans	$100	$96	$93	$90	$82	(8)%	(18)%	$100	$82	(18)%

Total EOP Deposits	$65	$42	$36	$29	$19	(34)%	(70)%	$65	$19	(71)%

Consumer Net Credit Losses as a % of Average Loans	3.01%	2.47%	3.20%	2.29%	1.83%			3.20%	2.10%

(1)         The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in Citi’s legacy CitiFinancial North America business (CFNA) to more closely align to policies used in the CitiMortgage (CMI) business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans).  These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

(2)         The second quarter of 2014 results included the impact of a $3.8 billion charge ($3.7 billion after-tax) to settle claims related to legacy residential-backed securities (RMBS) and collateralized debt obilgations (CDOs) issued, structured or underwritten by Citigroup between 2003 and 2008. For additional information, please see Citigroup’s Form 8-K filed with the U.S. Securities and Exchange Commission on July 14, 2014. The charge consisted of $3.7 billion in legal expenses and a $55 million loan loss reserve build.

(3)         The second quarter of 2013, third quarter of 2013, fourth quarter of 2013, first quarter of 2014 and second quarter of 2014 include $124 million, $91 million, $60 million, $32 million and $0 million, respectively, of builds related to gains / (losses) on loan sales.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 1 (In millions of dollars, except as otherwise noted)

						2Q14 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2013	2013	2013	2014	2014	1Q14	2Q13

CITI HOLDINGS KEY INDICATORS:

Consumer - International

Branches (actual)	83	73	73	72	5	(93)%	(94)%

Average Loans (in billions) (1)	$6.4	$6.1	$5.9	$5.7	$5.6	(2)%	(13)%

EOP Loans (1):
Real Estate Lending (REL)	$3.4	$3.2	$3.2	$3.0	$2.9	(3)%	(15)%
Cards	2.4	2.4	2.5	2.4	—	(100)%	(100)%
Commercial Markets	—	—	—	—	—	—	—
Personal and Other	0.4	0.4	0.2	0.3	0.2	(33)%	(50)%
EOP Loans (in billions of dollars)	$6.2	$6.0	$5.9	$5.7	$3.1	(46)%	(50)%
Net Interest Revenue	$123	$57	$66	$43	$83	93%	(33)%
As a % of Average Loans	7.71%	3.71%	4.44%	3.06%	5.94%
Net Credit Losses	$51	$46	$35	$32	$39	22%	(24)%
As a % of Average Loans	3.20%	2.99%	2.35%	2.28%	2.79%
Loans 90+ Days Past Due	$242	$177	$162	$170	$66	(61)%	(73)%
As a % of EOP Loans	3.90%	2.95%	2.75%	2.98%	2.13%
Loans 30-89 Days Past Due	$255	$184	$200	$194	$86	(56)%	(66)%
As a % of EOP Loans	4.11%	3.07%	3.39%	3.40%	2.77%

Consumer - North America (1)

Branches (actual)	1,493	1,483	1,471	1,459	1,458	—	(2)%

Average Loans (in billions of dollars)	$97.0	$90.6	$86.8	$83.8	$80.8	(4)%	(17)%

EOP Loans (in billions of dollars)	$91.7	$88.3	$85.3	$82.3	$78.5	(5)%	(14)%
Net Interest Revenue	$747	$779	$819	$862	$859	—	15%
As a % of Average Loans	3.09%	3.41%	3.74%	4.17%	4.26%
Net Credit Losses	$724	$556	$713	$474	$356	(25)%	(51)%
As a % of Average Loans	2.99%	2.43%	3.26%	2.29%	1.77%
Loans 90+ Days Past Due (2)	$2,992	$2,792	$2,594	$2,545	$2,470	(3)%	(17)%
As a % of EOP Loans	3.57%	3.46%	3.33%	3.38%	3.37%
Loans 30-89 Days Past Due (2)	$2,896	$2,661	$2,524	$2,103	$2,174	3%	(25)%
As a % of EOP Loans	3.45%	3.30%	3.24%	2.79%	2.97%

(1)              Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)              See Footnote 1 on page 27.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 2 (In millions of dollars, except as otherwise noted)

						2Q14 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2013	2013	2013	2014	2014	1Q14	2Q13

CITI HOLDINGS KEY INDICATORS:

North America Mortgages

CMI (CitiMortgage Inc.)	$42.6	$38.1	$36.3	$35.0	$33.3	(5)%	(22)%
CFNA (CitiFinancial - North America)	10.2	9.8	9.2	8.8	8.6	(2)%	(16)%
Residential First	52.8	47.9	45.5	43.8	41.9	(4)%	(21)%
Home Equity	32.0	30.6	29.3	28.2	27.4	(3)%	(14)%
Average Loans (in billions of dollars)	$84.8	$78.5	$74.8	$72.0	$69.3	(4)%	(18)%

CMI	$38.8	$37.1	$35.6	$34.5	$31.6	(8)%	(19)%
CFNA	9.8	9.4	9.0	8.7	8.4	(3)%	(14)%
Residential First	48.6	46.5	44.6	43.2	40.0	(7)%	(18)%
Home Equity	31.2	29.8	28.7	27.7	26.9	(3)%	(14)%
EOP Loans (in billions of dollars)	$79.8	$76.3	$73.3	$70.9	$66.9	(6)%	(16)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$116.7	$106.4	$100.1	$88.4	$69.9	(21)%	(40)%
Net Servicing & Gain/(Loss) on Sale	$98.7	$25.1	$53.5	$27.2	$34.6	27%	(65)%
Net Interest Revenue on Loans	$295	$316	$342	$354	$333	(6)%	13%
As a % of Avg. Loans	1.40%	1.60%	1.81%	1.99%	1.93%

CMI (1)	$152	$81	$111	$95	$1	(99)%	(99)%
CFNA	127	130	186	95	90	(5)%	(29)%
Residential First	$279	$211	$297	$190	$91	(52)%	(67)%
Home Equity	274	212	269	140	114	(19)%	(58)%
Net Credit Losses (NCLs) (4)	$553	$423	$566	$330	$205	(38)%	(63)%
As a % of Avg. Loans	2.62%	2.14%	3.00%	1.86%	1.19%

CMI	$1,418	$1,336	$1,250	$1,228	$1,197	(3)%	(16)%
CFNA	688	592	522	539	546	1%	(21)%
Residential First	2,106	1,928	1,772	1,767	1,743	(1)%	(17)%
Home Equity	678	641	582	542	517	(5)%	(24)%
Loans 90+ Days Past Due (2) (3)	$2,784	$2,569	$2,354	$2,309	$2,260	(2)%	(19)%
As a % of EOP Loans	3.87%	3.73%	3.57%	3.61%	3.66%

CMI	$1,874	$1,686	$1,580	$1,283	$1,340	4%	(28)%
CFNA	338	329	304	294	302	3%	(11)%
Residential First	2,212	2,015	1,884	1,577	1,642	4%	(26)%
Home Equity	483	427	422	350	336	(4)%	(30)%
Loans 30-89 Days Past Due (2) (3)	$2,695	$2,442	$2,306	$1,927	$1,978	3%	(27)%
As a % of EOP Loans	3.74%	3.55%	3.49%	3.02%	3.21%

North America Personal Loans
Average Loans (in billions of dollars)	$9.0	$9.2	$9.2	$9.2	$9.1	(1)%	1%
EOP Loans (in billions of dollars)	$9.0	$9.3	$9.3	$9.0	$9.2	2%	2%
Net Interest Revenue on Loans	$520	$518	$516	$511	$516	1%	(1)%
As a % of Avg. Loans	23.17%	22.34%	22.25%	22.53%	22.74%
Net Credit Losses	$157	$127	$134	$140	$143	2%	(9)%
As a % of Avg. Loans	7.00%	5.48%	5.78%	6.17%	6.30%
Loans 90+ Days Past Due	$181	$199	$221	$218	$194	(11)%	7%
As a % of EOP Loans	2.01%	2.14%	2.38%	2.42%	2.11%
Loans 30-89 Days Past Due	$139	$159	$161	$125	$155	24%	12%
As a % of EOP Loans	1.54%	1.71%	1.73%	1.39%	1.68%

(1)  The second quarter of 2014 NCLs for CMI Residential First Mortgages includes a $58 million benefit related to third party legal settlement.

(2)       The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period were $3.5 billion and ($6.8 billion), $3.4 billion and ($6.5 billion), $3.3 billion and ($6.4 billion), $3.0 billion and ($6.1 billion) and $2.8 billion and ($5.2 billion), as of June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $1.2 billion and ($6.8 billion), $1.1 billion and ($6.5 billion), $1.1 billion and ($6.4 billion), $0.9 billion and ($6.1 billion) and $0.7 billion and ($5.2 billion), as of June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014, respectively.

(3)       The June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $1.0 billion, $1.0 billion, $0.9 billion, $0.9 billion and $17 million, respectively, of loans that are carried at fair value.

(4)       The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in Citi’s legacy CitiFinancial North America business (CFNA) to more closely align to policies used in the CitiMortgage (CMI) business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans).  These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Second	First	Second	Second	First	Second	Second		First		Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2013	2013	2014(5)	2013	2013	2014(5)	2013		2013		2014(5)
Assets:
Deposits with Banks	$130,920	$174,916	$160,555	$252	$252	$250	0.77%		0.58%		0.62%
Fed Funds Sold and Resale Agreements (6)	275,625	255,194	265,423	702	594	592	1.02%		0.94%		0.89%
Trading Account Assets (7)	263,010	234,414	234,219	1,703	1,519	1,487	2.60%		2.63%		2.55%
Investments	307,441	307,740	323,269	1,786	1,847	1,889	2.33%		2.43%		2.34%
Total Loans (net of Unearned Income) (8)	642,370	658,706	665,071	11,309	11,186	11,367	7.06%		6.89%		6.86%
Other Interest-Earning Assets	46,606	33,891	39,088	230	80	97	1.98%		0.96%		1.00%
Total Average Interest-Earning Assets	$1,665,972	$1,664,861	$1,687,625	$15,982	$15,478	$15,682	3.85%		3.77%		3.73%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$738,610	$760,923	$756,602	$1,294	$1,168	$1,218	0.70%		0.62%		0.65%
Deposit Insurance and FDIC Assessment	—	—	—	289	281	251
Total Deposits	738,610	760,923	756,602	1,583	1,449	1,469	0.86%		0.77%		0.78%
Fed Funds Purchased and Repurchase Agreements (6)	243,131	197,146	193,302	630	525	537	1.04%		1.08%		1.11%
Trading Account Liabilities (7)	81,883	72,837	82,330	43	41	48	0.21%		0.23%		0.23%
Short-Term Borrowings	111,833	114,803	115,160	148	137	162	0.53%		0.48%		0.56%
Long-Term Debt (9)	205,180	198,476	204,068	1,754	1,439	1,399	3.43%		2.94%		2.75%
Total Average Interest-Bearing Liabilities	$1,380,637	$1,344,185	$1,351,462	$4,158	$3,591	$3,615	1.21%		1.08%		1.07%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,380,637	$1,344,185	$1,351,462	$3,869	$3,310	$3,364	1.12%		1.00%		1.00%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,824	$11,887	$12,067	2.85%		2.90%		2.87%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,113	$12,168	$12,318	2.92%		2.96%		2.93%

2Q14 Increase (Decrease) From							2	bps	(3	)bps

2Q14 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							1	bps	(3	)bps

(1)         Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $142 million for the second quarter of 2013, $128 million for the first quarter of 2013 and $121 million for the second quarter of 2014.

(2)         Citigroup average balances and interest rates include both domestic and international operations.

(3)         Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average rate % is calculated as annualized interest over average volumes.

(5)         Preliminary

(6)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)         Nonperforming loans are included in the average loan balances.

(9)         Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period's presentation and has been reclassified to exclude Discontinued Operations.

DEPOSITS (In billions of dollars)

						2Q14 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2013	2013	2013	2014	2014	1Q14	2Q13

Citicorp Deposits by Business

Global Consumer Banking
North America	$165.9	$168.6	$170.2	$172.6	$170.6	(1)%	3%
EMEA	12.9	12.5	13.1	13.3	13.8	4%	7%
Latin America	45.8	46.6	47.4	48.0	48.6	1%	6%
Asia	101.2	101.6	101.4	103.0	105.0	2%	4%
Total	$325.8	$329.3	$332.1	$336.9	$338.0	—	4%

ICG
North America	$157.0	$173.2	$183.0	$186.0	$182.5	(2)%	16%
EMEA	173.0	181.1	185.1	183.7	185.1	1%	7%
Latin America	57.3	62.8	59.9	65.2	64.6	(1)%	13%
Asia	145.4	149.2	146.1	139.0	145.0	4%	—
Total	$532.7	$566.3	$574.1	$573.9	$577.2	1%	8%

Corporate/Other	$15.2	$18.0	$26.1	$26.3	$31.4	19%	NM

Total Citicorp	$873.7	$913.6	$932.3	$937.1	$946.6	1%	8%

Total Citi Holdings	$64.7	$41.8	$36.0	$29.2	$19.4	(34)%	(70)%

Total Citigroup Deposits - EOP	$938.4	$955.4	$968.3	$966.3	$966.0	—	3%

Total Citigroup Deposits - Average	$924.5	$922.1	$956.4	$957.4	$959.5	—	4%

FX Translation Impact:
Total Citigroup EOP Deposits - as Reported	$938.4	$955.4	$968.3	$966.3	$966.0	—	3%
Impact of FX Translation (1)	7.6	2.2	3	3.6	—
Total Citigroup EOP Deposits - Ex-FX (2)	$946.0	$957.6	$971.3	$969.9	$966.0	—	2%

(1)              Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2014 exchange rates for all periods presented.

(2)              Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 1 CITICORP (In billions of dollars)

						2Q14 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2013	2013	2013	2014	2014	1Q14	2Q13

Citicorp:
Global Consumer Banking

North America
Credit Cards	$105.3	$111.8	$116.8	$109.1	$110.4	1%	5%
Retail Banking	41.7	43.2	44.1	45.0	46.2	3%	11%
Total	$147.0	$155.0	$160.9	$154.1	$156.6	2%	7%

EMEA
Credit Cards	$2.8	$2.4	$2.4	$2.4	$2.5	4%	(11)%
Retail Banking	5.3	5.5	5.6	5.8	6.0	3%	13%
Total	$8.1	$7.9	$8.0	$8.2	$8.5	4%	5%

Latin America
Credit Cards	$11.5	$11.8	$12.1	$11.7	$11.7	—	2%
Retail Banking	29.4	29.0	30.3	30.2	30.8	2%	5%
Total	$40.9	$40.8	$42.4	$41.9	$42.5	1%	4%

Asia
Credit Cards	$18.9	$18.7	$19.1	$18.6	$19.3	4%	2%
Retail Banking	68.5	70.3	71.6	73.4	75.6	3%	10%
Total	$87.4	$89.0	$90.7	$92.0	$94.9	3%	9%

Total Consumer Loans
Credit Cards	$138.5	$144.7	$150.4	$141.8	$143.9	1%	4%
Retail Banking	144.9	148.0	151.6	154.4	158.6	3%	9%
Total Consumer	$283.4	$292.7	$302.0	$296.2	$302.5	2%	7%

Total Corporate Loans
North America	$99.1	$103.0	$105.8	$107.3	$108.9	1%	10%
EMEA	56.6	58.0	58.5	60.4	61.0	1%	8%
Latin America	37.6	39.4	39.8	41.4	41.0	(1)%	9%
Asia	66.9	68.3	66.6	69.4	71.7	3%	7%
Total Corporate Loans	$260.2	$268.7	$270.7	$278.5	$282.6	1%	9%

Total Citicorp	$543.6	$561.4	$572.7	$574.7	$585.1	2%	8%

FX Translation Impact:
Total Citicorp EOP Loans - as Reported	$543.6	$561.4	$572.7	$574.7	$585.1	2%	8%
Impact of FX Translation (1)	3.3	1.5	2.3	2.9	—
Total Citicorp EOP Loans - Ex-FX (2)	$546.9	$562.9	$575.0	$577.6	$585.1	1%	7%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2014 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

						2Q14 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2013	2013	2013	2014	2014	1Q14	2Q13

Citi Holdings:

Consumer - North America
Mortgages	79.8	76.3	73.3	70.9	66.9	(6)%	(16)%
Personal Loans	9.0	9.3	9.3	9.0	9.2	2%	2%
Other	2.9	2.7	2.7	2.4	2.4	—	(17)%
Total	$91.7	$88.3	$85.3	$82.3	$78.5	(5)%	(14)%

Consumer - International
Credit Cards	$2.4	$2.4	$2.5	$2.4	$—	(100)%	(100)%
REL, Personal & Other	3.8	3.6	3.4	3.3	3.1	(6)%	(18)%
Total	$6.2	$6.0	$5.9	$5.7	$3.1	(46)%	(50)%

Citi Holdings - Other	2.2	1.9	1.6	1.5	0.8	(47)%	(64)%

Total Citi Holdings	$100.1	$96.2	$92.8	$89.5	$82.4	(8)%	(18)%

Total Citigroup	$643.7	$657.6	$665.5	$664.2	$667.5	—	4%

Consumer Loans	$382.2	$387.9	$393.8	$384.7	$384.3	—	1%
Corporate Loans	261.5	269.7	271.7	279.5	283.2	1%	8%
Total Citigroup	$643.7	$657.6	$665.5	$664.2	$667.5	—	4%

FX Translation Impact:
Total Citigroup EOP Loans - as Reported	$643.7	$657.6	$665.5	$664.2	$667.5	—	4%
Impact of FX Translation (1)	3.6	1.5	2.4	2.9	—
Total Citigroup EOP Loans - Ex-FX (2)	$647.3	$659.1	$667.9	$667.1	$667.5	—	3%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2014 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	2Q	3Q	4Q	1Q	2Q	2Q
	2013	2013	2013	2014	2014	2014

Citicorp (2)
Total	$2,644	$2,699	$2,973	$2,908	$2,805	$302.5
Ratio	0.94%	0.93%	0.99%	0.99%	0.93%

Retail Bank (2)
Total	$849	$872	$952	$992	$1,015	$158.6
Ratio	0.59%	0.59%	0.63%	0.65%	0.64%
North America (2)	$285	$277	$257	$243	$227	$46.2
Ratio	0.71%	0.66%	0.60%	0.55%	0.50%
EMEA	$41	$38	$34	$27	$26	$6.0
Ratio	0.77%	0.69%	0.61%	0.47%	0.43%
Latin America	$318	$347	$470	$528	$552	$30.8
Ratio	1.08%	1.20%	1.55%	1.75%	1.79%
Asia	$205	$210	$191	$194	$210	$75.6
Ratio	0.30%	0.30%	0.27%	0.26%	0.28%

Cards
Total	$1,795	$1,827	$2,021	$1,916	$1,790	$143.9
Ratio	1.30%	1.26%	1.34%	1.35%	1.24%
North America - Citi-Branded	$663	$628	$681	$648	$583	$67.3
Ratio	0.96%	0.91%	0.97%	0.97%	0.87%
North America - Retail Services	$556	$650	$771	$689	$606	$43.1
Ratio	1.54%	1.51%	1.67%	1.63%	1.41%
EMEA	$44	$34	$32	$31	$31	$2.5
Ratio	1.57%	1.42%	1.33%	1.29%	1.24%
Latin America	$323	$326	$349	$349	$364	$11.7
Ratio	2.81%	2.76%	2.88%	2.98%	3.11%
Asia	$209	$189	$188	$199	$206	$19.3
Ratio	1.11%	1.01%	0.98%	1.07%	1.07%

Citi Holdings - Consumer (2) (3)	$3,234	$2,969	$2,756	$2,715	$2,536	$81.6
Ratio	3.59%	3.42%	3.28%	3.35%	3.32%
International	$242	$177	$162	$170	$66	$3.1
Ratio	3.90%	2.95%	2.75%	2.98%	2.13%
North America (2) (3)	$2,992	$2,792	$2,594	$2,545	$2,470	$78.5
Ratio	3.57%	3.46%	3.33%	3.38%	3.37%
Other (4)						$0.2

Total Citigroup (2) (3)	$5,878	$5,668	$5,729	$5,623	$5,341	$384.3
Ratio	1.58%	1.50%	1.49%	1.50%	1.41%

(1)              The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)              The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Citi Holdings North America Mortgages on page 27.

(3)              The June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $1.0 billion, $1.0 billion, $0.9 billion, $0.9 billion and $17 million, respectively, of loans that are carried at fair value.

(4)              Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	2Q	3Q	4Q	1Q	2Q	2Q
	2013	2013	2013	2014	2014	2014

Citicorp (2)
Total	$2,967	$3,215	$3,220	$3,015	$2,972	$302.5
Ratio	1.05%	1.10%	1.07%	1.02%	0.99%

Retail Bank (2)
Total	$1,085	$1,109	$1,049	$991	$1,032	$158.6
Ratio	0.76%	0.76%	0.70%	0.65%	0.66%
North America (2)	$217	$209	$205	$177	$203	$46.2
Ratio	0.54%	0.50%	0.48%	0.40%	0.45%
EMEA	$68	$57	$51	$52	$50	$6.0
Ratio	1.28%	1.04%	0.91%	0.90%	0.83%
Latin America	$368	$445	$395	$370	$373	$30.8
Ratio	1.25%	1.53%	1.30%	1.23%	1.21%
Asia	$432	$398	$398	$392	$406	$75.6
Ratio	0.63%	0.57%	0.56%	0.53%	0.54%

Cards
Total	$1,882	$2,106	$2,171	$2,024	$1,940	$143.9
Ratio	1.36%	1.46%	1.44%	1.43%	1.35%
North America - Citi-Branded	$588	$650	$661	$599	$540	$67.3
Ratio	0.85%	0.94%	0.94%	0.90%	0.80%
North America - Retail Services	$615	$799	$830	$725	$683	$43.1
Ratio	1.71%	1.86%	1.79%	1.71%	1.58%
EMEA	$57	$44	$42	$39	$40	$2.5
Ratio	2.04%	1.83%	1.75%	1.63%	1.60%
Latin America	$335	$346	$364	$390	$396	$11.7
Ratio	2.91%	2.93%	3.01%	3.33%	3.38%
Asia	$287	$267	$274	$271	$281	$19.3
Ratio	1.52%	1.43%	1.43%	1.46%	1.46%

Citi Holdings - Consumer (2) (3)	$3,151	$2,845	$2,724	$2,297	$2,260	$81.6
Ratio	3.50%	3.28%	3.24%	2.84%	3.00%
International	$255	$184	$200	$194	$86	$3.1
Ratio	4.11%	3.07%	3.39%	3.40%	2.77%
North America (2) (3)	$2,896	$2,661	$2,524	$2,103	$2,174	$78.5
Ratio	3.45%	3.30%	3.24%	2.79%	2.97%
Other (4)						$0.2

Total Citigroup (2) (3)	$6,118	$6,060	$5,944	$5,312	$5,232	$384.3
Ratio	1.64%	1.61%	1.54%	1.41%	1.39%

(1)                                 The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)                                 The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Citi Holdings North America Mortgages on page 27.

(3)                                 The June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $1.0 billion, $1.0 billion, $0.9 billion, $0.9 billion and $17 million, respectively, of loans that are carried at fair value.

(4)                                 Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$23,727	$21,580	$20,605	$19,648	$18,923			$25,455	$19,648

Gross Credit (Losses)	(3,257)	(2,974)	(3,094)	(2,983)	(2,812)	6%	14%	(6,701)	(5,795)	14%
Gross Recoveries	649	544	547	544	623	15%	(4)%	1,215	1,167	(4)%
Net Credit (Losses) / Recoveries (NCLs)	(2,608)	(2,430)	(2,547)	(2,439)	(2,189)	10%	16%	(5,486)	(4,628)	16%
NCLs (2)	2,608	2,430	2,547	2,439	2,189	(10)%	(16)%	5,486	4,628	(16)%
Net Reserve Builds / (Releases) (3)	(642)	(767)	(246)	(560)	(521)	7%	19%	(948)	(1,081)	(14)%
Net Specific Reserve Builds / (Releases) (3)	(139)	(11)	(390)	(86)	(89)	(3)%	36%	(497)	(175)	65%
Provision for Loan Losses	1,827	1,652	1,911	1,793	1,579	(12)%	(14)%	4,041	3,372	(17)%
Other (4) (5) (6) (7) (8) (9)	(1,366)	(197)	(321)	(79)	(423)	NM	69%	(2,430)	(502)
Allowance for Loan Losses at End of Period (1) (a)	$21,580	$20,605	$19,648	$18,923	$17,890			$21,580	$17,890

Allowance for Unfunded Lending Commitments (10) (a)	$1,133	$1,262	$1,229	$1,202	$1,176			$1,133	$—

Provision for Unfunded Lending Commitments	$(3)	$103	$(34)	$(27)	$(31)			$11	$(58)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$22,713	$21,867	$20,877	$20,125	$19,066			$22,713	$17,890

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	3.38%	3.16%	2.97%	2.87%	2.70%

Allowance for Loan Losses at End of Period (1):
Citicorp	$13,425	$13,299	$13,174	$12,870	$12,473
Citi Holdings	8,155	7,306	6,474	6,053	5,417
Total Citigroup	$21,580	$20,605	$19,648	$18,923	$17,890

(1)         Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)         The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in Citi’s legacy CitiFinancial North America business (CFNA) to more closely align to policies used in the CitiMortgage (CMI) business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans).  These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

(3)         The second quarter of 2013, third quarter of 2013, fourth quarter of 2013, first quarter of 2014 and second quarter of 2014 include $124 million, $91 million, $60 million, $32 million and $0 million, respectively, of builds related to gains / (losses) on loan sales.

(4)         Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)         The second quarter of 2013 includes a reduction of approximately $650 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $360 million related to the transfer of Credicard to discontinued operations held for sale. Additionally, a reduction of approximately $90 million related to a transfer to held-for-sale of a loan portfolio in Greece and a reduction of approximately $220 million related to foreign currency translation.

(6)         The third quarter of 2013 includes a reduction of approximately $214 million related to the sale or transfers to held-for-sale of various loan portfolios.

(7)         The fourth quarter of 2013 includes a reduction of approximately $113 million related to the sale or transfers to held-for-sale of various loan portfolios. Additionally, there was a reduction of $230 million related to a non-provision transfer of reserves associated with deferred interest to other assets which includes deferred interest.

(8)         The first quarter of 2014 includes a reduction of approximately $79 million related to the sale or transfers to held-for-sale of various loan portfolios.

(9)         The second quarter of 2014 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of approximately $204 million, $177 million and $29 million related to the transfers to held-for-sale (HFS) of businesses in Greece, Spain and Honduras, and $66 million related to a transfer of a real estate loan portfolio to HFS.  These amounts are partially offset by foreign currency translation on the entire allowance balance.

(10)  Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)  June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014 exclude $4.9 billion, $5.2 billion, $5.0 billion, $5.7 billion and $4.8 billion, respectively, of loans which are carried at fair value.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$20,948	$18,872	$17,912	$17,064	$16,451			$22,679	$17,064

Net Credit Losses (NCLs)	(2,563)	(2,334)	(2,532)	(2,294)	(2,178)	5%	15%	(5,396)	(4,472)	17%
NCLs (2)	2,563	2,334	2,532	2,294	2,178	(5)%	(15)%	5,396	4,472	(17)%
Net Reserve Builds / (Releases) (3)	(544)	(785)	(158)	(459)	(495)	(8)%	9%	(819)	(954)	(16)%
Net Specific Reserve Builds / (Releases) (3)	(169)	34	(362)	(76)	(14)	82%	92%	(569)	(90)	84%
Provision for Loan Losses	1,850	1,583	2,012	1,759	1,669	(5)%	(10)%	4,008	3,428	(14)%
Other (4) (5) (6) (7) (8) (9)	(1,363)	(209)	(328)	(78)	(422)	NM	69%	(2,419)	(500)	79%
Allowance for Loan Losses at End of Period (1) (a)	$18,872	$17,912	$17,064	$16,451	$15,520			$18,872	$15,520

Consumer Allowance for Unfunded Lending Commitments (10) (a)	$27	$66	$65	$62	$64			$27	$—

Provision for Unfunded Lending Commitments	$8	$14	$(2)	$(2)	$(3)			$23	$(5)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$18,899	$17,978	$17,129	$16,513	$15,584			$18,899	$15,520

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (11)	4.95%	4.63%	4.34%	4.29%	4.04%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$2,779	$2,708	$2,693	$2,584	$2,472			$2,776	$2,584

Net Credit (Losses) / Recoveries (NCL’s)	(45)	(96)	(15)	(145)	(11)	92%	76%	(90)	(156)	(73)%
NCLs	45	96	15	145	11	(92)%	(76)%	90	156	73%
Net Reserve Builds / (Releases)	(98)	18	(88)	(101)	(26)	74%	73%	(129)	(127)	2%
Net Specific Reserve Builds / (Releases)	30	(45)	(28)	(10)	(75)	NM	NM	72	(85)	NM
Provision for Loan Losses	(23)	69	(101)	34	(90)	NM	NM	33	(56)	NM
Other (4)	(3)	12	7	(1)	(1)			(11)	(2)
Allowance for Loan Losses at End of Period (1) (b)	$2,708	$2,693	$2,584	$2,472	$2,370			$2,708	$2,370

Corporate Allowance for Unfunded Lending Commitments (10) (b)	$1,106	$1,196	$1,164	$1,140	$1,112			$1,106	$—

Provision for Unfunded Lending Commitments	$(11)	$89	$(32)	$(25)	$(28)			$(12)	$(53)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$3,814	$3,889	$3,748	$3,612	$3,482			$3,814	$2,370

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	1.05%	1.01%	0.97%	0.90%	0.85%

Notes to these tables are on the following page (page 36).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following notes relate to the tables on the prior page (page 35).

(1)              Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)              See Footnote (2) on page 34.

(3)              The second quarter of 2013, third quarter of 2013, fourth quarter of 2013, first quarter of 2014 and second quarter of 2014 include $124 million, $91 million, $60 million, $32 million and $0 million, respectively, of builds related to gains / (losses) on loan sales.

(4)              Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)              The second quarter of 2013 includes a reduction of approximately $650 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $360 million related to the transfer of Credicard to discontinued operations held for sale. Additionally, a reduction of approximately $90 million related to a transfer to held-for-sale of a loan portfolio in Greece and a reduction of approximately $220 million related to foreign currency translation.

(6)              The third quarter of 2013 includes a reduction of approximately $214 million related to the sale or transfers to held-for-sale of various loan portfolios.

(7)              The fourth quarter of 2013 includes a reduction of approximately $113 million related to the sale or transfers to held-for-sale of various loan portfolios. Additionally, there was a reduction of $230 million related to a non-provision transfer of reserves associated with deferred interest to other assets which includes deferred interest.

(8)              The first quarter of 2014 includes a reduction of approximately $79 million related to the sale or transfers to held-for-sale of various loan portfolios.

(9)              The second quarter of 2014 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of approximately $204 million, $177 million and $29 million related to the transfers to held-for-sale (HFS) of businesses in Greece, Spain and Honduras, and $66 million related to a transfer of a real estate loan portfolio to HFS.  These amounts are partially offset by foreign currency translation on the entire allowance balance.

(10)       Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)       June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014 exclude $1.0 billion, $1.0 billion, $0.9 billion, $0.9 billion and $46 million, respectively, of loans which are carried at fair value.

(12)       June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014 exclude $3.8 billion, $4.2 billion, $4.1 billion, $4.8 billion and $4.8 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)

Citicorp
Net Credit Losses	$1,838	$1,795	$1,812	$1,920	$1,790	(7)%	(3)%	$3,786	$3,710	(2)%
Credit Reserve Build / (Release)	(301)	(104)	(104)	(305)	(414)	(36)%	(38)%	(618)	(719)	(16)%
Global Consumer Banking
Net Credit Losses	1,785	1,730	1,787	1,786	1,781	—	—	3,694	3,567	(3)%
Credit Reserve Build / (Release)	(237)	(85)	(7)	(218)	(318)	(46)%	(34)%	(577)	(536)	7%
North America Regional Consumer Banking
Net Credit Losses	1,190	1,083	1,106	1,103	1,070	(3)%	(10)%	2,445	2,173	(11)%
Credit Reserve Build / (Release)	(351)	(228)	(87)	(271)	(397)	(46)%	(13)%	(721)	(668)	7%
Retail Banking
Net Credit Losses	44	38	47	35	35	—	(20)%	99	70	(29)%
Credit Reserve Build / (Release)	(2)	9	(20)	(4)	(28)	NM	NM	(11)	(32)	NM
Citi-Branded Cards
Net Credit Losses	665	610	588	587	570	(3)%	(14)%	1,357	1,157	(15)%
Credit Reserve Build / (Release)	(176)	(156)	(76)	(188)	(223)	(19)%	(27)%	(304)	(411)	(35)%
Citi Retail Services
Net Credit Losses	481	435	471	481	465	(3)%	(3)%	989	946	(4)%
Credit Reserve Build / (Release)	(173)	(81)	9	(79)	(146)	(85)%	16%	(406)	(225)	45%
EMEA Regional Consumer Banking
Net Credit Losses	(1)	21	19	11	20	82%	NM	28	31	11%
Credit Reserve Build / (Release)	(9)	3	(1)	—	3	NM	NM	(20)	3	NM
Retail Banking
Net Credit Losses	(2)	11	8	2	8	NM	NM	7	10	43%
Credit Reserve Build / (Release)	(5)	3	(3)	3	(1)	NM	80%	(15)	2	NM
Citi-Branded Cards
Net Credit Losses	1	10	11	9	12	33%	NM	21	21	—
Credit Reserve Build / (Release)	(4)	—	2	(3)	4	NM	NM	(5)	1	NM
Latin America Regional Consumer Banking
Net Credit Losses	416	434	458	469	493	5%	19%	835	962	15%
Credit Reserve Build / (Release)	104	168	66	56	111	98%	7%	142	167	18%
Retail Banking
Net Credit Losses	204	209	224	215	222	3%	9%	411	437	6%
Credit Reserve Build / (Release)	80	126	28	8	18	NM	(78)%	89	26	(71)%
Citi-Branded Cards
Net Credit Losses	212	225	234	254	271	7%	28%	424	525	24%
Credit Reserve Build / (Release)	24	42	38	48	93	94%	NM	53	141	NM
Asia Regional Consumer Banking
Net Credit Losses	180	192	204	203	198	(2)%	10%	386	401	4%
Credit Reserve Build / (Release)	19	(28)	15	(3)	(35)	NM	NM	22	(38)	NM
Retail Banking
Net Credit Losses	53	78	91	91	75	(18)%	42%	120	166	38%
Credit Reserve Build / (Release)	42	(11)	14	(1)	(22)	NM	NM	42	(23)	NM
Citi-Branded Cards
Net Credit Losses	127	114	113	112	123	10%	(3)%	266	235	(12)%
Credit Reserve Build / (Release)	(23)	(17)	1	(2)	(13)	NM	43%	(20)	(15)	25%

Institutional Clients Group (ICG)
Net Credit Losses	53	65	25	134	9	(93)%	(83)%	92	143	55%
Credit Reserve Build / (Release)	(64)	(19)	(97)	(87)	(96)	(10)%	(50)%	(41)	(183)	NM

Corporate / Other
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	—	—

Total Citicorp Provision for Loan Losses	$1,537	$1,691	$1,708	$1,615	$1,376	(15)%	(10)%	$3,168	$2,991	(6)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						2Q14 Increase		Six	Six	YTD 2014 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2013 Increase/
	2013	2013	2013	2014	2014	1Q14	2Q13	2013	2014	(Decrease)
Citi Holdings
Net Credit Losses	$770	$635	$735	$519	$399	(23)%	(48)%	$1,700	$918	(46)%
Credit Reserve Build / (Release)	(480)	(674)	(532)	(341)	(196)	43%	59%	(827)	(537)	35%

Total Citi Holdings Provision for Loan Losses	$290	$(39)	$203	$178	$203	14%	(30)%	$873	$381	(56)%

Total Citicorp Provision for Loan Losses (from prior page)	$1,537	$1,691	$1,708	$1,615	$1,376	(15)%	(10)%	$3,168	$2,991	(6)%

Total Citigroup Provision for Loan Losses	$1,827	$1,652	$1,911	$1,793	$1,579	(12)%	(14)%	$4,041	$3,372	(17)%

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						2Q14 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2013	2013	2013	2014	2014	1Q14	2Q13
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$811	$807	$736	$689	$367	(47)%	(55)%
EMEA	972	975	766	461	363	(21)%	(63)%
Latin America	91	124	127	186	288	55%	NM
Asia	270	272	279	284	200	(30)%	(26)%
Total	$2,144	$2,178	$1,908	$1,620	$1,218	(25)%	(43)%

Consumer Non-Accrual Loans By Region (2)
North America	$5,595	$5,345	$5,238	$5,139	$4,915	(4)%	(12)%
EMEA	234	147	138	131	101	(23)%	(57)%
Latin America	1,430	1,400	1,426	1,466	1,386	(5)%	(3)%
Asia	330	348	293	292	314	8%	(5)%
Total	$7,589	$7,240	$7,095	$7,028	$6,716	(4)%	(12)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$4	$3	$13	$25	$24	(4)%	NM
Global Consumer Banking	39	46	46	52	56	8%	44%
Citi Holdings	339	334	338	311	302	(3)%	(11)%
Corporate/Other	9	20	20	21	20	(5)%	NM

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$391	$403	$417	$409	$402	(2)%	3%

OREO By Region:
North America	$267	$293	$305	$304	$294	(3)%	10%
EMEA	76	62	59	50	44	(12)%	(42)%
Latin America	46	40	47	50	49	(2)%	7%
Asia	2	8	6	5	15	NM	NM
Total	$391	$403	$417	$409	$402	(2)%	3%

Other Repossessed Assets (4)	$—	$—	$—	$—	$—	—	—

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$2,144	$2,178	$1,908	$1,620	$1,218	(25)%	(43)%
Consumer Non-Accrual Loans	7,589	7,240	7,095	7,028	6,716	(4)%	(12)%
Non-Accrual Loans (NAL)	9,733	9,418	9,003	8,648	7,934	(8)%	(18)%
OREO	391	403	417	409	402	(2)%	3%
Other Repossessed Assets	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$10,124	$9,821	$9,420	$9,057	$8,336	(8)%	(18)%

NAL as a % of Total Loans	1.51%	1.43%	1.35%	1.30%	1.19%
NAA as a % of Total Assets	0.54%	0.52%	0.50%	0.48%	0.44%

Allowance for Loan Losses as a % of NAL	222%	219%	218%	219%	225%

(1)         Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)         Excludes SOP 3-03 purchased distressed loans.

(3)         Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(4)         Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)         There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

						2Q14 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2013	2013	2013	2014	2014	1Q14	2Q13

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$731	$746	$695	$672	$352	(48)%	(52)%
EMEA	658	676	489	396	319	(19)%	(52)%
Latin America	90	123	126	185	287	55%	NM
Asia	268	262	270	275	192	(30)%	(28)%
Total	$1,747	$1,807	$1,580	$1,528	$1,150	(25)%	(34)%

Consumer Non-Accrual Loans By Region (2)
North America	$502	$499	$485	$469	$430	(8)%	(14)%
EMEA	91	70	61	51	46	(10)%	(49)%
Latin America	1,391	1,368	1,395	1,437	1,359	(5)%	(2)%
Asia	299	309	270	267	295	10%	(1)%
Total	$2,283	$2,246	$2,211	$2,224	$2,130	(4)%	(7)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$4	$3	$13	$25	$24	(4)%	NM
Global Consumer Banking	39	46	46	52	56	8%	44%
Corporate/Other	9	20	20	21	20	(5)%	NM

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$52	$69	$79	$98	$100	2%	92%

OREO By Region:
North America	$13	$23	$15	$31	$23	(26)%	77%
EMEA	5	6	15	16	16	—	NM
Latin America	32	32	43	46	46	—	44%
Asia	2	8	6	5	15	NM	NM
Total	$52	$69	$79	$98	$100	2%	92%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,747	$1,807	$1,580	$1,528	$1,150	(25)%	(34)%
Consumer Non-Accrual Loans	2,283	2,246	2,211	2,224	2,130	(4)%	(7)%
Non-Accrual Loans (NAL)	4,030	4,053	3,791	3,752	3,280	(13)%	(19)%
OREO	52	69	79	98	100	2%	92%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$4,082	$4,122	$3,870	$3,850	$3,380	(12)%	(17)%

NAA as a % of Total Assets	0.23%	0.23%	0.22%	0.22%	0.19%

Allowance for Loan Losses as a % of NAL	333%	328%	348%	343%	380%

N/A  Not Available at the Citicorp level.  See “Non-Accrual Assets -  Page 1” (on page 39) for total Citigroup balances.

(1)     Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)     Excludes SOP 3-03 purchased distressed loans.

(3)     Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(4)     Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)     There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

						2Q14 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2013	2013	2013	2014	2014	1Q14	2Q13

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$80	$61	$41	$17	$15	(12)%	(81)%
EMEA	314	299	277	65	44	(32)%	(86)%
Latin America	1	1	1	1	1	—	—
Asia	2	10	9	9	8	(11)%	NM
Total	$397	$371	$328	$92	$68	(26)%	(83)%

Consumer Non-Accrual Loans By Region (2)
North America	$5,093	$4,846	$4,753	$4,670	$4,485	(4)%	(12)%
EMEA	143	77	77	80	55	(31)%	(62)%
Latin America	39	32	31	29	27	(7)%	(31)%
Asia	31	39	23	25	19	(24)%	(39)%
Total	$5,306	$4,994	$4,884	$4,804	$4,586	(5)%	(14)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

OREO By Region (3):
North America	$254	$270	$290	$273	$271	(1)%	7%
EMEA	71	56	44	34	28	(18)%	(61)%
Latin America	14	8	4	4	3	(25)%	(79)%
Asia	—	—	—	—	—	—	—
Total	$339	$334	$338	$311	$302	(3)%	(11)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$397	$371	$328	$92	$68	(26)%	(83)%
Consumer Non-Accrual Loans	5,306	4,994	4,884	4,804	4,586	(5)%	(14)%
Non-Accrual Loans (NAL)	5,703	5,365	5,212	4,896	4,654	(5)%	(18)%
OREO	339	334	338	311	302	(3)%	(11)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$6,042	$5,699	$5,550	$5,207	$4,956	(5)%	(18)%

NAA as a % of Total Assets	4.61%	4.67%	4.74%	4.57%	4.46%

Allowance for Loan Losses as a % of NAL	143%	136%	124%	124%	116%

N/A       Not Available at the Citi Holdings level.  See “Non-Accrual Assets -  Page 1” (on page 39) for total Citigroup balances.

(1)              Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)              Excludes SOP 3-03 purchased distressed loans.

(3)              Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(4)              Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)              There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

CITIGROUP RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (In millions of dollars, except per share amounts)

Tangible Book Value

Tangible Book Value Per Share and Tangible Common Equity (TCE) are non-GAAP financial measures.  TCE, as defined by Citigroup, represents common equity less goodwill and intangible assets (excluding MSRs) net of the related deferred taxes. Other companies may calculate TCE in a manner different from Citigroup. A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	2Q	3Q	4Q	1Q	2Q
	2013	2013	2013	2014	2014

Tangible Book Value Per Share (on page 1):

Total Common Equity	$191,633	$195,603	$197,601	$201,244	$202,394
Less:
Goodwill	24,896	25,098	25,009	25,008	25,087
Intangible Assets (Other than MSRs)	4,981	4,888	5,056	4,891	4,702

Goodwill and Intangible Assets (other than MSRs)
Related to Assets Held-for-Sale	267	267	—	—	116

Tangible Common Equity	$161,489	$165,350	$167,536	$171,345	$172,489
Common Shares Outstanding, at period end	3,041.0	3,033.0	3,029.2	3,037.8	3,031.8
Tangible Book Value Per Share	$53.10	$54.52	$55.31	$56.40	$56.89

Basel III Supplementary Leverage Ratio

Citigroup’s estimated Basel III SLR, as calculated under the final U.S. Basel III rules, represents the average for the quarter of the three monthly ratios of Tier 1 Capital to Total Leverage Exposure (i.e., the sum of the ratios calculated for April, May and June, divided by three).  Total Leverage Exposure is the sum of: (1) the carrying value of all on-balance sheet assets less applicable Tier 1 Capital deductions; (2) the potential future exposure on derivative contracts; (3) 10% of the notional amount of unconditionally cancellable commitments; and (4) the notional amount of certain other off-balance sheet exposures (e.g., other commitments and contingencies).  Citigroup’s estimated Basel III SLR and related components are based on its current interpretation, expectations and understanding of the final U.S. Basel III rules and are subject to, among other things, any changes to the final U.S. Basel III rules, ongoing regulatory review, any changes to those rules and further implementation guidance in the U.S.

	June 30,	September 30,	December 31,		March 31,	June 30,
	2013	2013	2013		2014	2014 (3)

Basel III Tier 1 Common Capital and Ratio (1)(2)

Citigroup Common Stockholders’ Equity(4)	$191,672	$195,662	$197,694		$201,350	$202,511
Add: Qualifying noncontrolling interests	161	172	182		177	183
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(5)	(1,671)	(1,341)	(1,245)		(1,127)	(1,007)
Cumulative unrealized net gain related to changes in fair value of financial liabilities attributable to the change in own creditworthiness, net of tax(6)	524	339	177		170	118
Intangible Assets:
Goodwill, net of related deferred tax liabilities(7)	24,553	24,721	24,518		24,314	24,465
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related deferred tax liabilities	5,057	4,966	4,950		4,692	4,506
Defined benefit pension plan net assets	876	954	1,125		1,178	1,066
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards, excess over 10% / 15% limitations for other DTAs, certain common stock investments, MSRs(8) and other	45,347	44,504	42,754		40,375	37,981

Total Basel III Tier 1 Common Capital	$117,147	$121,691	$125,597		$131,925	$135,565

Basel III Risk-Weighted Assets (RWA)	$1,168,000	$1,159,000	$1,242,000	(9)	$1,261,000	$1,274,000

Basel III Tier 1 Common Capital Ratio	10.0%	10.5%	10.1	%(9)	10.5%	10.6%

(1)         Certain reclassifications have been made to prior period presentation to conform to the current period.

(2)         Citi’s estimated Basel III Tier 1 Common ratio and related components as of June 30, 2013 are based on the proposed U.S. Basel III rules, and with full implementation assumed for capital components; whereas September 30, 2013 and after are based on the final U.S. Basel III rules, and with full implementation assumed for capital components. Estimated Basel III risk-weighted assets are based on the “advanced approaches” for determining total risk-weighted assets for all periods. Citigroup’s estimated Basel III Tier 1 Common ratio and related components are based on its current interpretation, expectations and understanding of the final U.S. Basel III rules and are subject to, among other things, any changes to the final U.S. Basel III rules, ongoing regulatory review, regulatory approval of Citi’s credit, market and operational risk models, additional refinements, modifications or enhancements (whether required or otherwise) to Citi’s models and further implementation guidance in the U.S.

(3)         Preliminary.

(4)         Excludes issuance costs related to preferred stock outstanding in accordance with Federal Reserve Board regulatory reporting requirements.

(5)         Tier 1 Common Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(6)         The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Tier 1 Common Capital, in accordance with the final U.S. Basel III rules.

(7)         Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(8)         Aside from MSRs, reflects DTAs arising from temporary differences and significant common stock investments in unconsolidated financials institutions.

(9)         4Q’13 estimated Basel III Tier 1 Common ratio was adjusted to include, on a pro forma basis, approximately $56 billion of additional operational risk risk-weighted assets related to Citigroup’s approved exit from Basel III parallel reporting, effective in 2Q’14.